Laurie M. LeBlanc
                                                     President
                                                     Portfolio Partners, Inc.

Aetna
Financial Services

To: Portfolio Partners, Inc. Investors

Date: February 9, 2000

One of the biggest parties at the close of the millennium took place in the U.S. stock market. Not only did the established Dow Jones Industrial Average(1) and the Standard & Poor's (S&P) 500(2) Composite Index finish the year at record levels (27.2% and 21.04% respectively), they also completed a fifth year of unprecedented returns, defying the odds and many investment industry forecasters.

Continued strong U.S. economic growth and low inflation were the underlying factors in the continuing bull market. There was, however, another emerging factor; an insatiable desire to embrace technological innovation symbolized by the Internet. This emerging "dot.com mania" is changing the rules of both the economy and the stock market.

Fueled by Internet stocks, even small capitalization stocks surged in 1999. Gaining much of their ground late in the year, the Russell 2000 Index(3) delivered 21.26% just edging out the S&P 500 Index.

Foreign equity markets also delivered double digit returns in 1999. The Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) non-U.S. stock index(4) exceeded the S&P 500 for the first time since 1994, rising 27.3%. It will go down as a year of a significant global stock market recovery after the economic difficulties of 1998. Outside the U.S., growth in the first half of the year was lead by the emerging market economies, especially in Asia. A rebound in corporate profits also boosted Japan's stock market returns. In the second half of the year, growth in Europe and Latin America led to some healthy market gains.

-------------------------
Please note that total returns include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks.

(2) The Standard & Poor's (S&P) 500 Composite Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

(3) The Russell 2000 Index (a small cap index) consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

(4) The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

The Nasdaq Composite Index(5), however, and a few hundred technology stocks listed on that market "took the cake" at the century's ending party. Posting record gains of 85.6%, this sector group reached highs that have never been seen by a U.S. stock index. The laggards for the year continued to be value-oriented equities and non-tech, small- and mid-capitalization stocks.

Is this a mania or a new era? That is still to be decided. Although the global technology sector led global growth in 1999, there were signs indicating caution. Growing U.S. inflationary pressures, the Federal Reserve's increased focus on raising interest rates, sky-high valuations, and surging oil (up 112%) and commodity prices threaten ahead.

Technology is a wonderful long-term story albeit with a significant level of short-term volatility. Long-term mutual fund investors with non-taxable accounts may be best suited to "ride the tech wave". Investors should know that many mutual fund managers are already investing heavily in technology. The average U.S. Growth Stock fund had 34% of its assets in this sector; more than any other sector of the market.

Key criteria for growth managers operating in this sector are investment experience and depth of research. We feel confident that the investment managers of Portfolio Partners, Inc. are well qualified in this regard.

All of the Portfolio Partners, Inc. funds ended the year on a high note; outperforming their unmanaged market benchmarks. The four domestic equity portfolios all beat the S&P 500 Composite Index. Further, PPI MFS Emerging Equities and PPI Scudder International Growth also exceeded the Russell 2000 and MSCI EAFE Indices, respectively.

Great market returns and steady cash flows have contributed to healthy asset growth in the Portfolios. As of December 31, 1999, aggregate assets now total $3.8 billion.

I encourage you to read the commentaries of the portfolio managers that follow.

Our goal in the year 2000 is to continue to provide you with smart financial solutions.

We look forward to continued good relative performance in 2000 and thank you for your trust and confidence.

Sincerely,

/s/ Laurie M. LeBlanc

Laurie M. LeBlanc

-----------------------
(5) The Nasdaq OTC Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by the largest 100 over the counter stocks. It is a value weighted index calculated on price change only and does not include income. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track.

              Portfolio Partners MFS Emerging Equities Portfolio
                          December 31, 1999 Commentary
--------------------------------------------------------------------------------

For the year ended December 31, 1999, the Portfolio Partners MFS Emerging Equities Portfolio (Portfolio) provided a total return of 50.88%. This compared to a 21.04% return over the same period for the Standard & Poor's 500 Composite Index(6) (the S&P 500), a popular, unmanaged index of common stock total return performance. The Russell 2000 Total Return Index(7) (Russell 2000), an unmanaged index comprised of 2,000 small U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ, returned 21.26% for the same time period.

[Start of Tabular Representation of Line Chart]

               PPI MFS
              Emerging     Russell
              Equities      2000
             Portfolio      Index
11/27/97        10000       10000
 3/31/98        12040       11198
 6/30/98        11876       10676
 9/30/98         9951        8525
12/31/98        12821        9915
 3/31/99        12525        9378
 6/30/99        14689       10836
 9/30/99        14400       10151
12/31/99        19343       12023


Average Annual Total Return for the Fund for the periods ended 12/31/99:
One Year: 50.88%
Since Inception: 37.11%

[End of Tabular Representation of Line Chart]

Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

-----------------------
*Please note comparative index hypothetical $10,000 growth numbers have an initial date of 11/30/97.

Three main factors held the Portfolio's performance back in the first six months and then propelled it forward in the last six. The first was the perception that year 2000 (Y2K) computer concerns would severely hamper a lot of the technology companies. However despite the poor performance of some of these companies in the first half of the year, the Portfolio held on to them. By the second half of the year, people perceived that Y2K was largely under control, and performance actually came back a lot quicker than expected. Portfolio holdings such as BMC Software and Computer Associates performed very well at the end of 1999.

The second factor was the Internet. In the first half of the year, the so-called "dot.com" companies did well. The Portfolio positioned more in the companies that provided Internet tools and infrastructure. It was reminiscent of the California gold rush of 1849, where Levi Strauss made a fortune -- not in gold mining, but in selling jeans to the miners. The strategy of trying to figure out which Internet site is going to strike gold is very risky. But regardless of which sites met with success, they all need software and infrastructure. In the second half of the year, the market began to reward that kind of thinking. As a result, some of the Portfolio's holdings, such as Cisco and Oracle, did very well.

-----------------------
(6) The Standard & Poor's 500 Composite Index (S&P 500) is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

(7) The Russell 2000 Index (a small cap index) consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

              Portfolio Partners MFS Emerging Equities Portfolio
                      December 31, 1999 Commentary, cont'd
--------------------------------------------------------------------------------

The third factor was the stock market started to broaden out after four years of being very narrow, where the only stocks that did very well were a small number of large-cap, slow earnings-growth companies. Investors perceived that the high valuations of those companies did not make a lot of sense. So the market started to broaden, rewarding smaller companies that the Portfolio invests in with faster growth rates and lower valuations.

A broadening market is more likely to reward the Portfolio's style of bottom-up fundamental research than the narrow market seen over the past few years. We believe that a continued market broadening will reward active management based on fundamental research even more. And remember, the market had been narrowing for four years, so it's conceivable the market can broaden for a long period of time.

Looking forward into 2000 we still feel there is room for growth. In 1999, only a small number of holdings drove a large part of the Portfolio's performance. Cisco and Oracle, primarily because of their Internet exposure, were both up over 100%. Each of those companies added tremendous value to the Portfolio last year. Although most software stocks started to come back up in the second half, they were still suffering from Y2K perceptions, in terms of slower business and lower P/E (price-to-earnings) multiples. That group includes five of our top 10 holdings: BMC Software, Microsoft, Computer Associates, Compuware and Oracle. We feel that on the other side of Y2K, people are going to spend a lot more money on software and the Internet, and the market's perception of those companies should improve even further.

Respectfully,

John W. Ballen
Portfolio Manager

The opinions expressed in this report are those of the Portfolio Manager and are only through the end of the period of the report as stated on the cover.

Views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The Portfolio is actively managed, and current holdings may be different.

               Portfolio Partners MFS Research Growth Portfolio
                          December 31, 1999 Commentary
--------------------------------------------------------------------------------

For the year ended December 31, 1999, the Portfolio Partners MFS Research Growth Portfolio (the Portfolio) provided a total return of 24.03%. This compared to a 21.04% return for the Standard & Poor's 500 Composite Index (S&P 500)(8), a popular, unmanaged index of common stock total return performance, for the same period.

[Start of Tabular Representation of Line Chart]

              PPI MFS
              Research    S&P
               Growth     500
              Portfolio  Index
11/27/97        10000    10000
 3/31/98        11314    11590
 6/30/98        11587    11973
 9/30/98         9841    10781
12/31/98        12076    13077
 3/31/99        12268    13729
 6/30/99        13178    14697
 9/30/99        12283    13778
12/31/99        14978    15828

Average Annual Total Return for the Fund for the periods ended 12/31/99:
One Year: 24.04%
Since Inception: 21.32%

[End of Tabular Representation of Line Chart]

Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
-----------------------
*Please note comparative index hypothetical $10,000 growth numbers have an initial date of 11/30/97.

The Portfolio's significant exposure to large-cap telecommunications and technology stocks, added considerably to total return. Despite an overweighting in technology stocks, Internet companies with expensive valuations, weak business models or unproven track records were avoided. At the same time, it was recognized that growth in Internet services and data traffic would continue for some time. Consequently, a number of technology and communications stocks in the networking and telecommunications equipment industries were added. Some examples that met the Portfolio's strict investment criteria included, Cisco, Nortel, Ericsson and Motorola. These companies represented the nuts and bolts of Internet and telecommunications infrastructure and helped the Portfolio outpace its benchmark.

The Portfolio also maintained considerable exposure to software stocks, such as Microsoft, Oracle and Veritas. Software holdings hurt performance in the first quarter of this past year, but we held on to these positions. Over the last six months of 1999, they came back to provide a significant boost to performance due to increased demand for data storage and software products.

Other leading contributors included semiconductor companies such as LSI Logic and Analog Devices. The semiconductor industry was hurt in 1998 by the Asian economic slowdown and by a build up in supply in some market segments. In 1999, demand began to catch up with supply as a result of economic strength in the U.S. and the Asian recovery.

-----------------------
(8) The Standard & Poor's 500 Composite Index (S&P 500) is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

               Portfolio Partners MFS Research Growth Portfolio
                      December 31, 1999 Commentary, cont'd
--------------------------------------------------------------------------------

Outside the technology and telecommunications sectors, the Portfolio benefited from a number of stocks in the financial services, media and energy sectors. Gains in financial services came primarily from brokerage and investment banking stocks, such as Citigroup and Morgan Stanley Dean Witter, both well managed industry leaders. Media holdings such as Infinity Broadcasting, Echostar Communications and CBS benefited from tremendous growth in advertising spending due to the highly competitive business environment, especially among Internet companies.

The Portfolio maintained a slightly underweighted position in health care stocks versus the index and, in general, this group hurt performance. Nursing homes, hospitals, HMOs and pharmaceutical companies were all hurt by fears of Medicare reform and potential government price controls. Despite this generally negative environment, we found good opportunities in the medical device area. Companies such as Guidant and Medtronic had a number of new products in their pipelines that drove revenues and earnings growth higher.

Other detractors to performance included Nabisco, Safeway, and CVS. Despite solid fundamental business and growth prospects, these companies suffered from generally downbeat industry outlooks and weak investor sentiment. In the consumer goods and services sector, electronics equipment conglomerate Tyco International was a major disappointment for the Portfolio. Despite no evidence of irregular accounting methods, its shares plunged during the period after an analyst raised suspicions regarding the company's accounting of recent acquisitions. Having met with management a number of times, we continued to believe that its business fundamentals were strong. As a result, the Portfolio maintained its holding in Tyco.

During the past year, the equity market was extremely narrow with 25 large-growth stocks outperforming the rest of the stocks in the S&P 500. While market leadership started to show signs of broadening, which helped performance, we believed the long-term opportunities for small- and mid-cap stocks were attractive primarily because they were selling at much cheaper prices relative to earnings and expected growth rates compared to large-cap growth stocks. In addition, we believed our exposure to stocks with lower prices relative to earnings made the Portfolio less vulnerable to negative events such as earnings disappointments or a broad market downturn.

The current bull market is one of the most unusual in recent memory. There are widespread indications of immense speculation and entrenched optimism toward equities. Yet, if we exclude technology and communications, the equity market has been in a downtrend since April of 1999. As a result, we expect market strength to broaden into other sectors of the market, which could create opportunities for the Portfolio. Of course, much of the bull market's fate rests on corporate earnings and the performance of the economy. While opinions range from total conviction in a new era of trouble-free prosperity, to a view that inflation is just around the corner and the market is in a classic asset bubble waiting to burst, the truth most likely lies somewhere in the middle. Given this uncertain environment, however, we continue to focus our energy on finding what we believe are top-quality companies that should provide favorable long-term performance regardless of short-term market volatility.

Respectfully,

Alec C. Murray
Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Portfolio under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Portfolio Manager and are only through the end of the period of the report as stated on the cover.

Views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The Portfolio is actively managed, and current holdings may be different.

                 Portfolio Partners MFS Value Equity Portfolio
                          December 31, 1999 Commentary
-------------------------------------------------------------------------------


For the year ended December 31, 1999, the Portfolio Partners MFS Value Equity Portfolio (the Portfolio) provided a total return of 48.79%. This compared to a 21.04% return over the same period for the Standard & Poor's 500 Composite Index (S&P 500)(9), a popular, unmanaged index of common stock total return performance.

[Start of Tabular Representation of Line Chart]

               PPI MFS
                Value       S&P
               Equities     500
              Portfolio    Index
11/27/97         10000     10000
 3/31/98         11879     11590
 6/30/98         12045     11973
 9/30/98         10311     10781
12/31/98         12854     13077
 3/31/99         13387     13729
 6/30/99         15238     14697
 9/30/99         14796     13778
12/31/99         19126     15828

Average Annual Total Return for the Fund for the periods ended 12/31/99:
One Year: 48.79%
Since Inception: 36.37%

Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
-----------------------
*Please note comparative index hypothetical $10,000 growth numbers have an initial date of 11/30/97.

The Portfolio's wireless communications stocks provided exceptionally strong performance. Included in this group were some of the largest holdings, such as Nextel in the United States, Mannesmann in Germany, Bouygues in France, and NTT Mobile Communications Network in Japan. Wireless stocks moved to the forefront of the market due to then higher-than-expected subscriber growth. In addition, many of these wireless communications service providers either started to offer or were on the cusp of offering data transmission. The prospect of customers accessing e-mail or the Internet over wireless handsets helped make these companies even more attractive. Telecommunications and cable equipment providers also fared well due to continued strong infrastructure spending. In this area, holdings such as General Instruments, Motorola, and Corning were excellent performers.

-----------------------
(9) The Standard & Poor's 500 Composite Index (S&P 500) is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

                 Portfolio Partners MFS Value Equity Portfolio
                      December 31, 1999 Commentary, cont'd
-------------------------------------------------------------------------------


Over the course of the year, technology, especially semiconductor and software stocks were favored. On the semiconductor side, LSI Logic and Analog Devices were two companies that were boosted by an industry rebound that followed signs of an economic recovery in Asia. In addition, wireless communications equipment manufacturers had a steady appetite for the computer chips that enable their products. BMC Software and other software stocks rebounded from difficulties they faced earlier in 1999. However, companies like BMC proved resilient as Y2K approached, meeting or beating earnings expectations. As a result, investor sentiment toward them became more positive because of a better outlook for next year.

It is important to note that even though stocks of Internet companies have skyrocketed due to incredible market momentum, the Portfolio's investment decisions were not made by following trends. Stocks were chosen for the Portfolio based on the value they offer and on thorough fundamental research into their prospects. Although Internet stock prices climbed, many of these companies have never posted any earnings. As a result, it's nearly impossible to figure out how to appropriately value the stocks based on fundamental analysis or traditional research techniques. In addition, the "dot.com" companies, particularly those that cater exclusively to consumers, have very questionable business models. If those businesses can't be sustained, the stocks could plummet just as quickly as they have risen.

This is not to say the Portfolio hasn't participated in investment opportunities that were a play on the Internet theme. There were many opportunities in companies involved in the explosive growth of this new tool, but with much sounder business fundamentals and quantifiable valuations. For example, the Portfolio owned stocks of companies that provide the networking infrastructure for the Internet, such as Cisco Systems, as well as radio broadcasting firms such as Infinity Broadcasting which benefit from all the "dot.com" advertising.

For most of this year, we've seen a two-tiered, momentum-based stock market. Technology and wireless communications stocks enjoyed substantial gains, but stocks in many other sectors languished at low valuations despite positive fundamentals. With this backdrop, the Portfolio continued to pursue a basic investment approach: look for companies who offered the potential for solid earnings growth and whose stocks sold at reasonable prices relative to alternatives within their sectors. While some of the investments struggled a bit in the market environment, the Portfolio remained comfortable with the long-term fundamentals they offered.

One such sector was oil services. Rising oil prices bolstered the performance of domestic oil services concerns such as BJ Services, Schlumberger, and Cooper Cameron. Supermarkets, including Kroger, a strong player in an industry experiencing considerable consolidation activity, were also good examples of the Portfolio's relative "value" approach. Although they have suffered from fears related to Wal-Mart's plan to offer groceries, and from hype regarding Internet-based grocery sales, these fears were generally overblown and subsided. Insurance was another attractive sector, including our investment in Lincoln National. For most of the period, insurance stocks were hurt by the rise in interest rates and regulatory concerns. That changed in the fourth quarter of 1999, when Congress passed legislation eliminating many of the barriers that had existed among banks, insurance companies, brokerages and other financial services companies. Insurance companies like Lincoln National rebounded because the market recognized their attractiveness as acquisition candidates.

A few stocks did disappoint during the past year. The first was Rite-Aid, the drug store chain. Not only did this company overextend itself by trying to make too many acquisitions in too short a time period, but it was also suspected of committing accounting fraud. This holding was eliminated from the Portfolio. Another example came from Office Depot in the retail industry. It's stock faltered because investors

                 Portfolio Partners MFS Value Equity Portfolio
                      December 31, 1999 Commentary, cont'd
-------------------------------------------------------------------------------


became concerned that the office supplies industry had become saturated with too many alternatives. However, we felt the prospects for this company remained solid, so the Portfolio continued to hold a small stake in it.

For an investor focused on company fundamentals, the market has been hard to understand. It has been driven by momentum and speculation, instead of the historically proven method of analyzing a company's business prospects and how they relate to the valuation of its stock. The main question at this point is:
How sustainable is the current market environment? There is no easy answer, the Portfolio will continue to invest in companies offering positive earnings growth and whose stocks sell at reasonable valuations.

Respectfully,

Maura A. Shaughnessy
Portfolio Manager

The opinions expressed in this report are those of the Portfolio Manager and are only through the end of the period of the report as stated on the cover.

Views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The Portfolio is actively managed, and current holdings may be different.

           Portfolio Partners Scudder International Growth Portfolio
                          December 31, 1999 Commentary
-------------------------------------------------------------------------------


The PPI Scudder International Growth Portfolio (the Portfolio) outperformed both its benchmark and its competition for the twelve-month period ended December 31, 1999. The Portfolio returned 58.41%, well above the 26.96% return of its unmanaged benchmark, the MSCI EAFE Index(10). The Portfolio also performed well relative to its peers, outperforming the 40.80% return averaged by all International Funds, as calculated by Lipper Analytical Services.(11) During the fourth quarter of 1999, the Portfolio returned 30.9% to outpace the 17.0% gain in the benchmark. We attributed our strong showing to individual stock selection across all sectors and regions.


[Start of Tabular Representation of Line Chart]

               Scudder
            International   MSCI
               Growth       EAFE
              Portfolio    Index
11/27/97        10000      10000
 3/31/98        11571      11581
 6/30/98        12277      11712
 9/30/98        10503      10054
12/31/98        12098      12141
 3/31/99        12466      12318
 6/30/99        13390      12640
 9/30/99        14638      13203
12/31/99        19164      15455

Average Annual Total Return for the Fund for the periods ended 12/31/99:
One Year: 58.41%
Since Inception: 36.50%

[End of Tabular Representation of Line Chart]

Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

-----------------------
*Please note comparative index hypothetical $10,000 growth numbers have an initial date of 11/30/97.

The overseas markets posted outstanding performance in 1999 on the strength of favorable liquidity conditions, powerful corporate growth, particularly in telecomunications and technology areas, and the ongoing benefits of corporate restructuring. The European markets once again produced impressive returns, with the bulk of the gains coming in a furious fourth quarter rally. Japanese stocks also staged a strong rally as the combination of renewed growth and corporate-level reforms prompted investors to return to the market in force. The benchmark Nikkei 225 Index(12) closed the year just short of 19,000, a level not seen since the summer of 1997. Across all of the global markets, technology and telecommunications stocks produced outstanding returns as investors poured money into companies with the strongest growth characteristics. During the second half of 1999, our fundamental investment strategy remained essentially unchanged. The Portfolio was positioned to benefit from two key global trends: 1) the vigorous growth in areas such as telecommunications and technology, and 2) the renewed pricing power of large industrial commodity companies. As such, we tried to avoid companies squeezed by either the impact of new technological advances such as the Internet or those corporations facing significantly higher input prices as a result of the rise in many commodity prices.

-----------------------
(10) The Morgan Stanley Capital International Europe, Australia, Far East (MSCI
EAFE) Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(11) The Lipper International Fund average represents an average return for the universe of international funds. Please note that averages are unmanaged, and individuals cannot invest directly in any average.

(12) Nikkei 225 Index, a commonly used index to measure the Japanese stock market, is composed of the top 225 companies on the Tokyo exchange. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they

           Portfolio Partners Scudder International Growth Portfolio
                      December 31, 1999 Commentary, cont'd
-------------------------------------------------------------------------------


Also, we continued to focus on a wide range of international equities that were poised to benefit from positive changes taking place on the macroeconomic and/or company-specific levels.

A good example of our focus on companies undergoing significant restructuring in Japan were our investments in Japanese financial services companies such as Daiwa and Nikko Securities; both posted rises in excess of 350% over the year. Financial and operational restructuring announcements also boosted our commercial bank investments such as Fuji Bank and Sakura Bank, which rose 60% and 95% respectively while in the Portfolio.

Despite performing strongly for the first five months of the year, our holdings in Japanese cyclicals have not performed as well during the last few months of the year. This reflects general worries about the sustainability of the country's nascent recovery in the light of the government's need to potentially reduce its fiscal stimulus programs. Economically sensitive Japanese stocks, such as Asahi glass and Teijin chemicals generated disappointing returns in the fourth quarter after strong performance earlier in the year. These returns, however, were more than offset by the high-octane performance derived from our excellent stock picking within the Japanese technology and telecommunications sectors. Holdings in Sony (+306%) and NTT Docomo (+227%), a leading cellular operator and Internet portal, generated exceptional returns for the year. Industrial electronics companies such as Murata also exceeded our high expectations.

In Europe, the Portfolio continued to hold a large position in European cyclicals, which have performed well as the region's economy has picked up steam. Positions in RioTinto, the large metals and mining conglomerate in the United Kingdom, and Total, the French integrated oil company, added to performance. Furthermore, our investments in the chemicals sector through holdings in BOC, up 50%, and BASF, which rose 34%, also worked well. On the consumer cyclical side, our holdings in luxury goods companies such as LVMH and Gucci also proved well timed.

Nevertheless, our strongest European performance by far was generated by our telecommunications and technology investments, which gained sharply during the last months of the year. Apart from the very lucrative investments in Sonera, the Finnish cellular operator, which rose by 157% while in the Portfolio, and equipment maker Nokia (up 195%), we were particularly successful with our early entry into the emerging Italian Internet sector. As Italian publishing houses such as Seat and Espresso developed successful Internet initiatives using their strong domestic brand names, their shares both rose significantly.

Looking ahead, we are confident that the improving fundamentals of the major overseas markets will continue to support strong stock market performance, albeit with a higher level of volatility. Merges and acquisitions, restructuring, and stronger economic growth are likely to remain in place as key themes in the foreign markets. We continue to see opportunities in the manufacturing, technology, and financial sectors in Japan, despite the runup that market experienced over the past year. In Europe, we remain focused on the technology and telecommunication sectors as well as companies who are poised to capitalize on the economic and regulatory changes currently taking place. While higher interest rates and potential weakness in the U.S. market continue to represent potential risks, we believe that the Portfolio is positioned to outperform in any environment.

Sincerely,

Irene Cheng and International investment team

The opinions expressed in this report are those of the Portfolio Manager and the International investment team and are only through the end of the period of the report as stated on the cover.

Views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The Portfolio is actively managed, and current holdings may be different.

           Portfolio Partners T. Rowe Price Growth Equity Portfolio
                          December 31, 1999 Commentary
-------------------------------------------------------------------------------


Last year was a fitting conclusion to the decade, the century, and the millennium. The bull market stormed into the future, propelled by the narrow but powerful rally in technology stocks. Internet stocks in particular were the source of much of the market's strength. This explosive performance spread through international markets as well, driving a relatively small number of stocks to valuation levels not seen in years.


[Start of Tabular Representation of Line Chart]

            PPI T. Rowe
               Price
               Growth      S&P
               Equity      500
              Portfolio   Index
11/27/97        10000     10000
 3/31/98        11729     11590
 6/30/98        11890     11973
 9/30/98        10578     10781
12/31/98        13019     13077
 3/31/99        13373     13729
 6/30/99        14159     14697
 9/30/99        13344     13778
12/31/99        15926     15828

Average Annual Total Return for the Fund for the periods ended 12/31/99:
One Year: 22.32%
Since Inception: 24.94%

[End of Tabular Representation of Line Chart]


Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

-----------------------
*Please note comparative index hypothetical $10,000 growth numbers have an initial date of 11/30/97.

The second half of 1999 was particularly volatile, as a steep correction in the third quarter was followed by strong global rallies in the fourth. The Portfolio returned 22.32% for the year, just ahead of the unmanaged S&P 500 Stock Index(13) (21.04% return) but behind the Lipper VA Growth Funds Average(14) (31.48% return). Virtually all performance over the past 12 months can be attributed to technology holdings. The Portfolio entered the year underweighted in this sector, which hurt early results. Subsequently, a shift toward a more aggressive approach vis-a-vis this sector helped to regain lost ground versus the S&P 500. However, we did not consider it prudent to focus too heavily on technology shares in order to keep up with some exceptionally aggressive members of our Lipper peer group.

During the past six months, the U.S. stock market continued to benefit from strong gross domestic product growth, low inflation, and improvement in many international economies. Japan and the rest of Asia enjoyed a general economic recovery and some of the strongest stock market performance in the world. European markets as a whole also began to improve. Growth was apparent not only in the small "hot" economies such as Ireland and Spain, but also in the region's giant economies -- France, Germany, and the United Kingdom.

Many central banks raised interest rates in response to rapid economic growth and concerns about accelerating inflation. Higher rates did little to slow rising stock markets in the aggregate, but they did

-----------------------
(13) The Standard & Poor's 500 Composite Index (S&P 500) is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

(14) The Lipper VA Underlying Growth Funds Average represents an average return for the universe of growth funds. Please note that averages are unmanaged and do not take into account any fees and expenses of the individual funds that they track. Individuals cannot invest directly in any average.

           Portfolio Partners T. Rowe Price Growth Equity Portfolio
                      December 31, 1999 Commentary, cont'd
-------------------------------------------------------------------------------


channel market strength into the technology sector and away from more traditional, interest-rate-sensitive sectors such as financial services. Within the technology arena, investors couldn't get enough of stocks sporting "dot.com" names with a claim to the Internet. It is virtually impossible to overstate the impact of the Internet on portfolio holdings.

A case in point is Safeway, an extremely well run supermarket chain. At the beginning of 1999, Safeway traded at $61 per share, or 28 times the company's expected earnings in 2000 -- a high but fair value in our opinion, since the company has consistently delivered 15%-20% earnings growth and is expected to continue doing so. In 1999, earnings grew 17%, right in line with expectations. Yet the stock fell to $35 -- a loss of more than 40%! Why? Because the Internet is changing retailing, leading to heavy media focus on new e-grocery sites such as Peapod and Netgrocer. Safeway, a so-called "bricks and mortar" company, was declared a loser by investors before the battle for market share had even begun. We vigorously disagree and believe time will prove us right. In the meantime, Safeway's share price languished despite the company's outstanding management and consistent growth.

Conversely, Oracle is an example of a stock whose Internet connection made an altogether different kind of impact. We bought the stock at mid-year for about $35 a share after a strong second quarter for the company. In the second half, Oracle reported mixed results yet the stock ended the year at $112, up more than 200% in less than six months! Why? The company's database software is used as the backbone for most Internet applications, and its new business-to-business applications look promising. Some might regard a price/earnings multiple of more than 100 to be somewhat excessive even in light of so much promise, but as long as that promise is connected to the Internet, investors have been willing to pay the price.

In the current market environment, speculation about a company's future is given more weight than the facts we know about its present circumstances. In addition, the histories of many wonderful corporations are being ignored in favor of new Internet companies with no track records whatsoever. This change in market sentiment has been swift, relentless, and painful for investors who believe that the past does matter, and that the future will also belong to many traditional companies with solid histories and sound management. For this reason, we have been somewhat hesitant to jump with both feet aboard the dot.com bandwagon; we would rather err on the side of caution, even if it costs us a bit in relative performance over the short term.

As in most years, 1999 offered several surprises in terms of economic development and stock market performance. The U.S. economy showed no signs of slowing, which was widely expected by many. Asian economies sprang back to life far more quickly than was forecast. The hiccup in technology spending expected in the second half of 1999 did occur, but it was smaller than many had previously believed. These three factors were very positive for the earnings of technology companies and the performance of their stocks.

Also unexpected were the extraordinary valuations that investors were willing to pay for select groups of stocks. As mentioned, there was no ceiling on what investors would pay for Internet stocks, while tobacco and insurance companies found no solid floor for their own share prices. These extremes were highlighted by a price/earnings multiple of more that 200 for America Online and a multiple of six accorded to Philip Morris.

The Portfolio was initially positioned for the projected market slowdown in 1999, which never materialized. As we came to the conclusion that strong economic growth would continue through the year, we aggressively added technology holdings throughout the second quarter. This turned out to be a

           Portfolio Partners T. Rowe Price Growth Equity Portfolio
                      December 31, 1999 Commentary, cont'd
-------------------------------------------------------------------------------

fortunate decision as almost all of the Portfolio's 20 best-performing stocks were in this sector. America Online, Cisco Systems, Micro-soft, Maxim Integrated Products, and Nextel all made positive contributions. In other areas, performance benefited from large positions in Citigroup, GE, and Wal-Mart.

Performance was hurt by a few companies, such as Waste Management and Network Associates, whose fundamentals failed to meet expectations, and by the decline of large holdings like Freddie Mac and Safeway, solid enterprises that were sadly untouched by the Internet euphoria. We maintained and added to these positions since we are sanguine about their prospects.

Technology positions were added to along with several software names including Veritas, Citrix, and Oracle. Shares of Solectron and Flextronics, should benefit from the trend to outsource technology manufacturing. In addition, the Portfolio purchased Nextel, Telecom Italia Mobile, Nokia, and Kyocera to position the Portfolio for the coming development of wireless data. During the summer, when Internet valuations dipped, positions in America Online and Yahoo! were established.

As financial stocks fell during the third quarter, positions in Firstar and Capital One Financial were initiated. While results to date have been less than spectacular, we believe these stocks can perform well in 2000.

Most of the Portfolio's sales were made with the view of reducing exposure to consumer nondurables, banks, and insurance.

The year closed with a roaring domestic economy, growing international economies, and rising interest rates. We entered the New Year with a strangely bifurcated stock market: technology was in demand and expensive, while most other stocks were tame but substantially cheaper. The early days of 2000 redressed this imbalance to some extent, as cyclicals started to rally. It will take a bit longer to see whether or not this is the beginning of a real change in investor sentiment.

We expect technology spending to remain strong, fueled by the Internet and wireless applications, and our technology investments are positioned to benefit from these trends. As the year progresses, we expect the U.S. economy to cool a bit and traditional businesses to compete more effectively with new Internet competitors. Perhaps more important, investors will perceive how traditional business models can continue to thrive alongside the Internet -- a point the recent Christmas shopping season may have already made. This shifting perception should reward many of the Portfolio's holdings whose valuations have been lowered due to competitive uncertainty.

Overseas, prospects look bright. We expect further economic recovery to boost European markets, and the Euro will gain strength against the dollar in 2000. The quest for shareholder value will continue to drive more businesses to restructure and reposition themselves in an expanding global economy.

As always, we will continue to work diligently on your behalf in our search for attractive investments, both here and abroad.

Respectfully submitted,

Robert W. Smith
Portfolio Manager

The opinions expressed in this report are those of the Portfolio Manager and are only through the end of the period of the report as stated on the cover.

Views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The Portfolio is actively managed, and current holdings may be different.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding for each period:

                                                                                                    MFS Emerging
                                                                                                 Equities Portfolio
                                                                                                    Period from
                                                     MFS Emerging           MFS Emerging         November 28, 1997
                                                  Equities Portfolio     Equities Portfolio        (commencement
                                                      Year Ended             Year Ended            of operations)
                                                   December 31, 1999      December 31, 1998     to December 31, 1997
                                                 --------------------   --------------------   ---------------------
Net asset value, beginning of period .........        $   55.44              $   42.91              $   43.39
                                                      ---------              ---------              ---------
Income from investment operations:
 Net investment income (loss) ................            (0.43)                 (0.21)                  0.09
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency exchange
  contracts ..................................            28.46                  12.88                  (0.57)
                                                      ---------              ---------              ---------
    Total income (loss) from
     investment operations ...................            28.03                  12.67                  (0.48)
                                                      ---------              ---------              ---------
Less Distributions:
 Net investment income .......................               --                  (0.11)                    --
 Net realized gain on sale
  of investments .............................            (0.64)                 (0.03)                    --
                                                      ---------              ---------              ---------
    Total distributions ......................            (0.64)                 (0.14)                    --
                                                      ---------              ---------              ---------
Net asset value, end of period ...............        $   82.83              $   55.44              $   42.91
                                                      =========              =========              =========
Total return .................................            50.88%                 29.67%                 (1.13)%(1)
Net assets, end of period (000's) ............        $1,532,002             $1,069,040             $ 768,108
Ratio of total expenses to average net
 assets ......................................             0.80%                  0.81%                  0.81%(2)
Ratio of net investment income (loss) to
 average net assets ..........................            (0.70)%                (0.45)%                 2.31%(2)
Portfolio turnover rate ......................             9.97%                  4.64%                  0.07%(1)

(1) Not annualized.
(2) Annualized.

16  See Notes to Financial Statements.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding for each period:

                                                                                                  MFS Research
                                                                                                Growth Portfolio
                                                                                                  Period from
                                                     MFS Research          MFS Research        November 28, 1997
                                                   Growth Portfolio      Growth Portfolio        (commencement
                                                      Year Ended            Year Ended           of operations)
                                                  December 31, 1999     December 31, 1998     to December 31, 1997
                                                 -------------------   -------------------   ---------------------
Net asset value, beginning of period .........         $ 11.93              $  9.71               $    9.89
                                                       -------              -------               ---------
Income from investment operations:
 Net investment income (loss) ................           (0.00)*               0.02                      --
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................            2.88                 2.20                   (0.18)
                                                       -------              -------               ---------
    Total income (loss) from
     investment operations ...................            2.88                 2.22                   (0.18)
                                                       -------              -------               ---------
Less Distributions:
 Net investment income .......................           (0.03)                   --                     --
                                                       -------              --------              ---------
    Total distributions ......................           (0.03)                   --                     --
                                                       -------              --------              ---------
Net asset value, end of period ...............         $ 14.78              $ 11.93               $    9.71
                                                       =======              ========              =========
Total return .................................           24.03%                23.00%                 (1.82)%(1)
Net assets, end of period (000's) ............         $553,414             $491,537              $ 399,548
Ratio of total expenses to average net
 assets ......................................            0.85%                 0.85%                  0.85%(2)
Ratio of net investment income (loss) to
 average net assets ..........................           (0.03)%                0.23%                  0.22%(2)
Portfolio turnover rate ......................           86.07%                97.51%                 57.88%(1)

(1) Not annualized.
(2) Annualized.
 * Rounds to less than $0.01.

                                          See Notes to Financial Statements.  17

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding for each period:

                                                                                                   MFS Value
                                                                                                Equity Portfolio
                                                                                                  Period from
                                                      MFS Value             MFS Value          November 28, 1997
                                                   Equity Portfolio      Equity Portfolio        (commencement
                                                      Year Ended            Year Ended           of operations)
                                                  December 31, 1999     December 31, 1998     to December 31, 1997
                                                 -------------------   -------------------   ---------------------
Net asset value, beginning of period .........         $ 37.86              $ 29.91                $  29.49
                                                       -------              -------                --------
Income from investment operations:
 Net investment income (loss) ................           (0.08)                0.05                    0.05
 Net realized and change in unrealized
  gain on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................           18.22                 7.94                    0.37
                                                       -------              -------                --------
    Total income from investment
     operations ..............................           18.14                 7.99                    0.42
                                                       -------              -------                --------
Less Distributions:
 Net investment income .......................           (0.05)                (0.04)                    --
 Net realized gain on sale of
  investments ................................           (1.18)                   --                     --
                                                       -------              --------               --------
    Total distributions ......................           (1.23)                (0.04)                    --
                                                       -------              --------               --------
Net asset value, end of period ...............         $ 54.77              $ 37.86                $  29.91
                                                       =======              ========               ========
Total return .................................           48.79%                26.74%                  1.43%(1)
Net assets, end of period (000's) ............         $323,059             $194,926               $134,508
Ratio of total expenses to average net
 assets ......................................            0.90%                 0.90%                  0.90%(2)
Ratio of net investment income (loss) to
 average net assets ..........................           (0.20)%                0.17%                  1.98%(2)
Portfolio turnover rate ......................          170.59%               141.31%                 12.06%(1)

(1) Not annualized.
(2) Annualized.

18  See Notes to Financial Statements.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding for each period:

                                                                                                      Scudder International
                                                                                                        Growth Portfolio
                                                                                                           Period from
                                                  Scudder International     Scudder International       November 28, 1997
                                                     Growth Portfolio          Growth Portfolio           (commencement
                                                        Year Ended                Year Ended             of operations)
                                                    December 31, 1999         December 31, 1998       to December 31, 1997
                                                 -----------------------   -----------------------   ----------------------
Net asset value, beginning of period .........         $  16.76                  $  14.10                  $  13.88
                                                       --------                  --------                  --------
Income from investment operations:
 Net investment income .......................             0.12                      0.13                        --
 Net realized and change in unrealized
  gain on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................             9.44                      2.56                      0.22
                                                       --------                  --------                  --------
    Total income from investment
     operations ..............................             9.56                      2.69                      0.22
                                                       --------                  --------                  --------
Less Distributions:
 Net investment income .......................            (0.02)                    (0.03)                       --
 Net realized gain on sale of
  investments ................................            (0.81)                       --                        --
                                                       ---------                 --------                  --------
    Total distributions ......................            (0.83)                    (0.03)                       --
                                                       ---------                 ---------                 --------
Net asset value, end of period ...............         $  25.49                  $  16.76                  $  14.10
                                                       =========                 ========                  ========
Total return .................................            58.41%                    19.09%                     1.58%(1)
Net assets, end of period (000's) ............         $704,999                  $432,651                  $378,200
Ratio of total expenses to average net
 assets ......................................             1.00%                     1.00%                     1.00%(2)
Ratio of net investment income to
 average net assets ..........................             0.70%                     0.83%                     0.12%(2)
Portfolio turnover rate ......................            82.03%                    68.85%                     3.01%(1)

(1) Not annualized.
(2) Annualized.

                                          See Notes to Financial Statements.  19

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding for each period:

                                                                                                    T. Rowe Price Growth
                                                                                                      Equity Portfolio
                                                                                                        Period from
                                                  T. Rowe Price Growth     T. Rowe Price Growth      November 28, 1997
                                                    Equity Portfolio         Equity Portfolio          (commencement
                                                       Year Ended               Year Ended             of operations)
                                                    December 31, 1999        December 31, 1998      to December 31, 1997
                                                 ----------------------   ----------------------   ---------------------
Net asset value, beginning of period .........          $ 55.31                  $ 43.61                 $  42.74
                                                        -------                  -------                 --------
Income from investment operations:
 Net investment income .......................             0.15                     0.30                     0.06
 Net realized and change in unrealized
  gain on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................            11.99                    11.66                     0.81
                                                        -------                  -------                 --------
    Total income from investment
     operations ..............................            12.14                    11.96                     0.87
                                                        -------                  -------                 --------
Less Distributions:
 Net investment income .......................            (0.26)                   (0.17)                      --
 Net realized gain on sale of
  investments ................................            (1.19)                   (0.09)                      --
                                                       ---------                 --------                --------
    Total distributions ......................            (1.45)                   (0.26)                      --
                                                       ---------                 --------                --------
Net asset value, end of period ...............         $  66.00                  $ 55.31                 $  43.61
                                                       ========                 ========                 ========
Total return .................................            22.32%                   27.60%                    2.03%(1)
Net assets, end of period (000's) ............         $703,454                 $521,484                 $371,194
Ratio of total expenses to average net
 assets ......................................             0.75%                    0.75%                    0.75%(2)
Ratio of net investment income to
 average net assets ..........................             0.30%                    0.65%                    1.58%(2)
Portfolio turnover rate ......................            53.40%                   57.58%                    2.94%(1)

(1) Not annualized.
(2) Annualized.

20  See Notes to Financial Statements.

MFS Emerging Equities Portfolio
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

                                                           Number of              Market
                                                            Shares                 Value
                                                           ---------             -------
COMMON STOCKS (100.0%)
Advertising (0.3%)
Mail-Well, Inc.* .....................................       130,000         $    1,755,000
Young & Rubicam, Inc. ................................        48,000              3,396,000
                                                                             --------------
                                                                                  5,151,000
                                                                             --------------
Automotive (0.0%)
Federal-Mogul Corp. ..................................        31,300                629,913
National Equipment Services, Inc.* ...................        11,300                 70,625
                                                                             --------------
                                                                                    700,538
                                                                             --------------
Banks and Credit Companies (0.1%)
Nextcard, Inc.* ......................................        42,400              1,224,300
U.S. Trust Corp. .....................................           500                 40,094
                                                                             --------------
                                                                                  1,264,394
                                                                             --------------
Biotechnology (0.0%)
Guidant Corp. ........................................        12,800                601,600
                                                                             --------------
Business Machines (0.1%)
Dell Computer Corp.* .................................         2,200                112,200
Motorola, Inc. .......................................         6,900              1,016,025
                                                                             --------------
                                                                                  1,128,225
                                                                             --------------
Business Machines--Peripherals (0.0%)
Immersion Corp.* .....................................           830                 31,851
                                                                             --------------
Business Services (5.7%)
ACSYS, Inc.* .........................................        13,700                 23,119
Affiliated Computer Services, Inc., Class A* .........         7,600                349,600
BISYS Group, Inc.* ...................................        22,100              1,442,025
Breakaway Solutions, Inc.* ...........................         1,675                122,275
Building One Services Corp.* .........................        97,277                918,052
Cambridge Technology Partners, Inc.* .................       107,400              2,819,250
CBT Group PLC ADR (Ireland)* .........................        72,100              2,415,350
Ceridian Corp.* ......................................       193,100              4,163,719
Chemdex Corp.* .......................................         4,225                468,975
Complete Business Solutions, Inc.* ...................        29,100                731,138
Computer Sciences Corp.* .............................        74,300              7,030,637
Concord EFS, Inc.* ...................................        55,050              1,417,538
Cotelligent Group, Inc.* .............................        27,200                146,200
Cysive, Inc.* ........................................         3,650                263,028
Danka Business Systems PLC ADR
  (Great Britain)* ...................................       334,900              4,249,044
Digital Impact, Inc.* ................................         1,460                 73,183
DST Systems, Inc.* ...................................        20,900              1,594,931
Dynamex, Inc.*+ ......................................         7,400                  7,400
First Data Corp. .....................................       481,600             23,748,899
Galileo International, Inc. ..........................        23,800                712,513
ICT Group, Inc.* .....................................           800                  9,800
Ikon Office Solutions, Inc. ..........................       208,100              1,417,681
IMR Global Corp.* ....................................        66,200                831,638
Interim Services, Inc.* ..............................        65,000              1,608,750
ITXC Corp.* ..........................................         7,675                258,072


                                                           Number of              Market
                                                            Shares                 Value
                                                           ---------             -------
Business Services (continued)
Keynote Systems, Inc.* ...............................         1,475            $   108,781
Learning Tree International, Inc.* ...................        14,200                397,600
Liberate Technologies, Inc.* .........................         3,100                796,700
Management Network Group, Inc.* ......................         1,130                 36,866
Metamor Worldwide, Inc.* .............................        41,300              1,202,863
Modis Professional Services, Inc.* ...................       981,800             13,990,649
Netsolve, Inc.* ......................................           950                 29,925
Network Solutions, Inc.* .............................        11,800              2,567,238
NOVA Corp.* ..........................................        33,150              1,046,297
Official Payments Corp.* .............................         2,270                118,040
Personnel Group of America, Inc.* ....................        32,100                325,013
Pfsweb, Inc.* ........................................           900                 33,750
Predictive Systems, Inc.* ............................           400                 26,200
Proxicom, Inc.* ......................................        22,600              2,809,463
PRT Group, Inc.* .....................................       148,600                325,063
RCM Technologies, Inc.* ..............................        42,400                731,400
Renaissance Worldwide, Inc.* .........................       148,800              1,097,400
Romac International, Inc.* ...........................        48,300                649,031
Silverstream Software, Inc.* .........................         4,500                535,500
Snyder Communications, Inc.* .........................        21,600                415,800
SPR, Inc.* ...........................................         7,800                 47,775
Stewart Enterprises, Inc. ............................        22,000                104,500
Sungard Data Systems, Inc.* ..........................        24,700                586,625
Syntel, Inc.* ........................................        15,000                242,813
Tanning Technology Corp.* ............................         3,000                176,813
Technology Solutions Co.* ............................        20,100                658,275
Tickets.com, Inc.* ...................................         3,050                 43,653
Tier Technologies, Inc.* .............................         2,500                 21,094
Trintech Group PLC ADR (Ireland)* ....................        16,325                808,088
Vestcom International, Inc.* .........................        10,000                 35,000
Wireless Facilities, Inc.* ...........................         1,000                 43,625
                                                                               ------------
                                                                                 86,834,657
                                                                               ------------
Cellular Phones (0.3%)
Sprint Corp. (PCS Group)* ............................        45,100              4,622,749
Tritel, Inc.* ........................................         1,750                 55,453
Triton PCS Holdings, Inc., Class A* ..................         4,450                202,475
                                                                               ------------
                                                                                  4,880,677
                                                                               ------------
Communications Services (5.5%)
Bell Atlantic Corp. ..................................           800                 49,250
Charter Communications, Inc., Class A* ...............        20,730                453,469
Classic Communications, Inc.* ........................         2,590                 94,697
Global TeleSystems Group, Inc.* ......................        68,400              2,368,350
Illuminet Holdings, Inc.* ............................         2,275                125,125
Intermedia Communications, Inc.* .....................        17,700                686,981
MCI Worldcom, Inc.* ..................................     1,234,560             65,508,839
Metromedia Fiber Network, Inc.* ......................        13,430                643,801
NDS Group PLC ADR (Great Britain)* ...................           440                 13,420
Nextel Communications, Inc., Class A* ................        15,600              1,608,750
Nippon Telegraph & Telephone Corp. (Japan) ...........            60                102,770

                                        See Notes to Schedule of Investments. 21

MFS Emerging Equities Portfolio
Scheduled of Investments
December 31, 1999 (continued)
--------------------------------------------------------------------------------

                                                        Number of            Market
                                                         Shares               Value
                                                        ---------            -------
Communications Services (continued)
Partner Communications Co. Ltd. ADR (Israel)*             2,175           $    56,278
Qwest Communications International, Inc.* .........      30,000             1,290,000
Sprint Corp. ......................................       8,200               551,963
Talk.com, Inc.* ...................................     580,400            10,302,099
Time Warner Telecom, Inc.* ........................       4,000               199,750
Williams Communications Group, Inc.* ..............      27,875               806,633
Wink Communications, Inc.* ........................         875                52,555
                                                                          -----------
                                                                           84,914,730
                                                                          -----------
Computer Software (23.2%)
Acency.com, Inc.* .................................         700                35,700
Active Software, Inc.* ............................       8,125               747,500
Agile Software Corp.* .............................       3,375               733,166
Akamai Technologies, Inc.* ........................       2,125               696,203
America Online, Inc. ..............................       3,400               256,488
Art Technology Group, Inc.* .......................         900               115,313
Backweb Technologies Ltd.* ........................       1,500                63,188
Be Free, Inc.* ....................................       1,025                73,672
Broadbase Software, Inc.* .........................       2,200               247,500
BSquare Corp.* ....................................         800                33,550
CacheFlow, Inc.* ..................................       1,780               232,624
C-Bridge Internet Solutions, Inc.* ................         870                42,304
Compuware Corp.* ..................................   1,668,800            62,162,799
Data Return Corp.* ................................       2,600               139,100
Digex, Inc.* ......................................       5,925               407,344
Digimarc Corp.* ...................................       1,370                68,500
Digital Insight Corp.* ............................       2,150                78,206
eBenx, Inc.* ......................................         610                27,603
Ecollege.com, Inc.* ...............................       1,920                21,000
Egreetings Network, Inc.* .........................         880                 8,910
Engage Technologies, Inc.* ........................       1,200                72,000
eSPEED, Inc., Class A* ............................       2,900               103,131
E.Piphany, Inc.* ..................................       1,075               239,859
FreeMarkets, Inc.* ................................         530               180,896
F.Y.I., Inc.* .....................................      72,000             2,448,000
GetThere.com, Inc.* ...............................         860                34,615
Gric Communications, Inc.* ........................         560                14,210
Harris Interactive, Inc.* .........................       1,010                13,193
iManage, Inc.* ....................................         260                 8,353
Interliant, Inc.* .................................         600                15,600
Internap Network Services* ........................       4,550               787,150
Interrust Technologies Corp.* .....................       1,525               179,378
Interwoven, Inc.* .................................       1,325               161,153
Kana Communications, Inc.* ........................       1,150               235,750
Knot, Inc.* .......................................         480                 4,050
Lifeminders.com, Inc.* ............................       1,000                57,750
Luminant Worldwide Corp.* .........................       4,325               196,788
Mediaplex, Inc.* ..................................       1,220                76,555
MedicaLogic, Inc.* ................................       1,700                35,700
Metasolv Software, Inc.* ..........................       1,210                98,918
Navisite, Inc.* ...................................         550                55,000

                                                        Number of            Market
                                                         Shares               Value
                                                        ---------            -------
Computer Software (continued)
OnDisplay, Inc.* ..................................         330           $    29,989
OpenTV Corp.* .....................................       1,860               149,265
Oracle Systems Corp.* .............................   2,464,750           276,206,046
Quintus Corp.* ....................................       1,720                78,905
Radware Ltd.* .....................................       1,550                66,844
Retek, Inc.* ......................................       1,210                91,053
RSA Security, Inc.* ...............................      18,500             1,433,750
SAP AG (Germany) ..................................      10,000             4,880,797
SciQuest.com* .....................................       1,220                96,990
SonicWall, Inc.* ..................................         880                35,420
Tibco Software, Inc.* .............................       3,200               489,600
Transaction Systems Architects, Inc., Class A*.....         500                14,000
VA Linux Systems, Inc.* ...........................       1,300               268,613
Vitria Technology, Inc.* ..........................       1,700               397,800
Xpedior, Inc.* ....................................       1,670                48,013
                                                                          -----------
                                                                          355,495,804
                                                                          -----------
Computer Software--PC (9.0%)
Autodesk, Inc. ....................................      36,600             1,235,250
Bluestone Software* ...............................       1,400               161,000
McAfee.com Corp.* .................................       2,800               126,000
Microsoft Corp.* ..................................   1,166,800           136,223,899
Networks Associates, Inc.* ........................       6,200               165,463
                                                                          -----------
                                                                          137,911,612
                                                                          -----------
Computer Software--Systems (11.7%)
Ariba, Inc.* ......................................       3,700               656,288
Aspen Technologies, Inc.* .........................       3,900               103,106
BMC Software, Inc.* ...............................     921,152            73,634,587
Cadence Design Systems, Inc.* .....................   1,105,000            26,519,999
Calico Commerce, Inc.* ............................         875                46,375
Caliper Technologies Corp.* .......................         930                62,078
Circle.com* .......................................       5,400                66,488
Citrix Systems, Inc.* .............................       2,700               332,100
Computer Associates International, Inc. ...........     866,300            60,586,855
PeopleSoft, Inc. ..................................      19,300               411,331
Rational Software Corp.* ..........................      15,400               756,525
Synopsys, Inc.* ...................................     240,900            16,080,074
Veritas Software Corp.* ...........................       6,900               987,563
                                                                          -----------
                                                                          180,243,369
                                                                          -----------
Conglomerates (4.3%)
Tyco International Ltd ............................   1,712,000            66,553,999
                                                                          -----------
Consumer Goods and Services (5.0%)
Cendant Corp.* ....................................   2,892,329            76,827,488
E-Stamp Corp.* ....................................       1,225                27,256
Netiq Corp.* ......................................       1,650                85,903
Quest Software, Inc.* .............................       2,450               249,900
U.S. Internetworking, Inc.* .......................       3,450               241,069
                                                                          -----------
                                                                           77,431,616
                                                                          -----------
Electrical Equipment (0.1%)
Cable Design Technologies* ........................      35,900               825,700
                                                                          -----------

22   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                      Number of              Market
                                                       Shares                Value
                                                      --------            -----------
Electronics (4.4%)
Agilent Technologies, Inc.* .......................     15,530            $ 1,200,663
Altera Corp.* .....................................   743,800              36,864,587
Amkor Technology, Inc.* ...........................     4,200                 118,650
Analog Devices, Inc.* .............................    69,700               6,482,099
Burr--Brown Corp.* ................................       900                  32,513
Intel Corp. .......................................   138,900              11,433,205
JDS Uniphase Corp.* ...............................    10,900               1,758,306
Metalink Ltd.* ....................................     1,310                  26,691
Rudolph Technologies, Inc.* .......................       560                  18,760
Sage, Inc.* .......................................       570                  11,044
Silicon Image, Inc.* ..............................       975                  68,311
Stmicroelectronics N.V. (Netherlands) .............     2,900                 445,934
Teradyne, Inc.* ...................................    56,400               3,722,400
Thomson Multimedia (France)* ......................       350                  18,844
Virata Corp.* .....................................       900                  26,888
Xilinx, Inc.* .....................................   104,400               4,746,942
                                                                          -----------
                                                                           66,975,837
                                                                          -----------
Entertainment (7.6%)
Acme Communications, Inc.* ........................     1,600                  53,200
AMFM, Inc.* .......................................    27,200               2,128,400
CBS Corp.* ........................................    68,200               4,360,538
Citadel Communications Corp.* .....................     8,800                 570,900
Clear Channel Communications, Inc.* ...............   357,092              31,870,460
Cox Radio, Inc., Class A* .........................    20,000               1,995,000
Emmis Broadcasting Corp., Class A* ................     5,800                 722,915
Entercom Communications Corp.* ....................    20,200               1,333,200
GameTech International, Inc.* .....................    50,000                 250,000
Hearst-Argyle Television, Inc.* ...................     5,000                 133,125
Hispanic Broadcasting Corp.* ......................     7,800                 719,307
Infinity Broadasting Corp.* .......................    63,875               2,311,477
Insight Communications, Inc.* .....................    13,300                 394,013
Premier Parks, Inc.* ..............................   104,700               3,023,213
Radio One, Inc.* ..................................     6,500                 598,000
Radio Unica Communications Corp.* .................     2,550                  73,631
Spanish Broadcasting System, Inc.* ................     5,075                 204,269
Time Warner, Inc. .................................   347,300              25,157,543
UnitedGlobalCom, Inc., Class A* ...................    21,800               1,539,625
Univision Communications, Inc., Class A* ..........   380,500              38,882,343
Young Broadcasting, Inc., Class A* ................     1,000                  51,000
                                                                          -----------
                                                                          116,372,159
                                                                          -----------
Financial Institutions (0.5%)
Associates First Capital Corp .....................   130,000               3,566,875
CIT Group, Inc., Class A ..........................     8,600                 181,675
Federated Investors, Inc., Class B ................    14,600                 292,913
Franklin Resources, Inc. ..........................    65,100               2,087,269
Goldman Sachs Group, Inc. .........................     4,200                 395,588
Heller Financial, Inc. ............................    12,060                 241,954
Morgan Stanley Dean Witter Discover & Co. .........     1,300                 185,575
                                                                          -----------
                                                                            6,951,849
                                                                          -----------

                                                      Number of              Market
                                                       Shares                Value
                                                      --------            -----------
Food and Beverage Products (0.1%)
Suiza Foods Corp.* ................................    25,100             $   994,588
                                                                          -----------
Insurance (0.2%)
Ace, Ltd. (Bermuda) ...............................    70,400               1,174,800
Conseco, Inc. .....................................    60,030               1,073,036
Hartford Life, Inc., Class A ......................     2,200                  96,800
                                                                          -----------
                                                                            2,344,636
                                                                          -----------
Machinery (0.0%)
Mannesmann AG (Germany) ...........................     2,800                 677,394
                                                                          -----------
Medical and Health Products (0.5%)
Boston Scientific Corp.* ..........................   221,500               4,845,312
Coast Dental Services, Inc.* ......................     1,000                   2,438
Genentech, Inc.* ..................................    16,200               2,178,900
Renex Corp.* ......................................    20,000                 186,250
                                                                          -----------
                                                                            7,212,900
                                                                          -----------
Medical and Health Technology Services (3.4%)
Capital Senior Living Corp.* ......................    59,900                 303,244
Foundation Health Systems* ........................   100,100                 994,744
General Instrument Corp.* .........................     6,000                 510,000
Healthsouth Corp.* ................................   364,100               1,957,038
Maxygen, Inc.* ....................................       780                  55,380
McKesson HBOC, Inc. ...............................    90,352               2,038,567
Medtronic, Inc. ...................................    10,314                 375,816
Mid Atlantic Medical Services, Inc.* ..............     3,400                  28,263
Orthodontic Centers of America, Inc.* .............   228,400               2,726,525
Oxford Health Plans, Inc.* ........................    39,100                 496,081
PacifiCare Health Systems, Inc., Class A* .........    13,700                 726,100
Provantage Health Services* .......................     2,100                  16,800
PSS World Medical, Inc.* ..........................    55,500                 523,781
Rural/Metro Corp.* ................................    17,500                  74,923
Total Renal Care Holdings, Inc.* ..................    20,706                 138,471
United Healthcare Corp. ...........................   694,200              36,879,374
Wellpoint Health Networks, Inc.* ..................    53,900               3,554,031
                                                                          -----------
                                                                           51,399,138
                                                                          -----------
Pollution Control (0.5%)
Allied Waste Industries, Inc.* ....................    33,170                 292,311
Republic Services, Inc., Class A* .................   426,300               6,128,062
Waste Management, Inc. ............................    67,112               1,153,488
                                                                          -----------
                                                                            7,573,861
                                                                          -----------
Printing and Publishing (0.1%)
Aether Systems, Inc.* .............................     2,725                 195,178
Applied Graphics Technologies, Inc.* ..............       700                   6,038
Ventiv Health, Inc.* ..............................     7,200                  66,150
Workflow Management, Inc.* ........................    20,252                 579,714
                                                                          -----------
                                                                              847,080
                                                                          -----------
Railroad (0.4%)
Kansas City Southern Industries ...................    89,400               6,671,474
                                                                          -----------

                                        See Notes to Schedule of Investments. 23

MFS Emerging Equities Portfolio
Schedule of Investments
December 31, 1999 (continued)
--------------------------------------------------------------------------------

                                                        Number of             Market
                                                         Shares               Value
                                                        --------         --------------
Restaurants and Lodging (0.9%)
Applebee's International, Inc. ..................       236,000          $    6,961,999
Buffetts, Inc.* .................................        96,800                 968,000
CEC Entertainment, Inc.* ........................        44,900               1,274,038
CKE Restaurants, Inc. ...........................         8,100                  47,588
Extended Stay America, Inc.** ...................           800                   6,100
Four Seasons Hotels, Inc. (Canada) ..............         5,800                 308,850
Friendly Ice Cream Corp.* .......................        40,000                 177,500
Hilton Hotels Corp. .............................       228,446               2,198,789
MeriStar Hotels & Resorts, Inc.* ................        50,000                 178,125
Papa John's International, Inc.* ................         9,400                 244,988
Schlotzsky's, Inc.* .............................       131,500                 871,188
Sunterra Corp.* .................................        15,000                 172,500
U.S. Franchise Systems, Inc., Class A* ..........        29,700                 133,650
                                                                         --------------
                                                                             13,543,315
                                                                         --------------
Special Products and Services (0.1%)
Adelphia Communications Corp., Class A* .........         3,700                 242,813
Aztec Technology Partners, Inc.* ................       102,678                 468,469
Central Parking Corp. ...........................         9,700                 185,513
Expedia, Inc., Class A* .........................         1,590                  55,650
Gartner Group, Inc., Class A ....................         5,900                  89,975
KPNQwest N.V. (Netherlands)* ....................         1,080                  71,841
Staff Mark, Inc.* ...............................        65,900                 498,369
U.S. Office Products Co.* .......................        96,748                 302,337
                                                                         --------------
                                                                              1,914,967
                                                                         --------------
Stores (2.8%)
Autonation, Inc.* ...............................     1,714,400              15,858,199
Consolidated Stores Corp.* ......................       115,100               1,870,375
CVS Corp. .......................................        23,600                 942,525
Home Depot, Inc. ................................        24,600               1,686,638
Micro Warehouse, Inc.* ..........................       245,600               4,543,599
Office Depot, Inc.* .............................     1,023,750              11,197,265
Rite Aid Corp. ..................................       644,000               7,204,749
                                                                         --------------
                                                                             43,303,350
                                                                         --------------
Supermarkets (0.2%)
Kroger Co.* .....................................       184,700               3,486,213
                                                                         --------------
Telecommunications (12.8%)
Adelphia Business Solutions, Inc.* ..............         6,800                 326,400
Airgate PCS, Inc.* ..............................         2,925                 154,294
Airnet Communications Corp.* ....................         2,420                  88,028
Alteon Websystems, Inc.* ........................         1,150                 100,913
Amdocs Ltd.* ....................................         3,232                 111,504
American Tower Systems Corp., Class A* ..........           300                   9,169
Cisco Systems, Inc.* ............................     1,691,500             181,201,937
Cobalt Networks, Inc.* ..........................           940                 101,873
Crossroads Systems, Inc.* .......................         2,700                 228,150
Deltathree.com, Inc., Class A* ..................         1,090                  28,068
Echostar Communications Corp.* ..................        17,900               1,745,250
Efficient Networks, Inc.* .......................           600                  40,800
Finisar Corp.* ..................................         1,890                 169,864

                                                        Number of             Market
                                                         Shares               Value
                                                        --------         --------------
Telecommunications (continued)
Foundry Networks, Inc.* .........................       1,575            $      475,158
Gadzoox Networks, Inc.* .........................       1,400                    60,988
Global Crossing Ltd.* ...........................      17,470                   873,500
Ibasis, Inc.* ...................................         550                    15,813
Interspeed, Inc.* ...............................       2,275                    40,239
Jazztel PLC ADR (Great Britain)* ................         140                     9,118
JNI Corp.* ......................................       1,375                    90,750
Lucent Technologies, Inc. .......................     110,554                 8,270,820
MCK Communications, Inc.* .......................         350                     7,875
Next Level Communications, Inc.* ................       1,190                    89,101
Packeteer, Inc.* ................................       1,325                    94,075
Paradyne Networks, Inc.* ........................       2,800                    76,300
PC-Tel, Inc.* ...................................       3,000                   157,500
Redback Networks, Inc.* .........................       1,200                   213,000
SCC Communications Corp.* .......................      14,400                    84,600
Sycamore Networks, Inc.* ........................       1,875                   577,500
Telecorp PCS, Inc.* .............................       2,510                    95,380
Thus PLC (Great Britain)* .......................       4,430                    27,969
Vixel Corp.* ....................................         675                    11,517
Z-Tel Technologies, Inc.* .......................       3,170                   127,989
                                                                         --------------
                                                                            195,705,442
                                                                         --------------
Trucking (0.1%)
United Parcel Service, Class B ..................      21,330                 1,471,770
                                                                         --------------
Utilities-Electric (0.1%)
Calpine Corp.* ..................................      15,300                   979,200
                                                                         --------------
Total Common Stocks (Cost $816,781,013)                                   1,532,394,945
                                                                         --------------
PREFERRED STOCKS (0.1%)
Computer Software (0.1%)
SAP AG-Vorzug (Germany) .........................       2,900                 1,748,131
                                                                         --------------
Total Preferred Stocks (Cost $882,995)                                        1,748,131
                                                                         --------------
RIGHTS (0.0%)
Communications Services (0.0%)
Talk.com, Inc. ..................................      31,850                    23,888
                                                                         --------------
Total Rights (Cost $0)                                                           23,888
                                                                         --------------
TOTAL INVESTMENTS (100.1%) (Cost $817,664,008 (a))                        1,534,166,964
Other assets less liabilities (-0.1%)                                        (2,165,047)
                                                                         --------------
Total Net Assets (100.0%)                                                $1,532,001,917
                                                                         ==============

24   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

Notes to Schedule of Investments
(a) The cost of investments for federal income tax purposes amounts to
$818,382,048. Unrealized gains and losses, based on identified tax cost at
December 31, 1999, are as follows:
Unrealized gains .........................................................   $819,243,375
Unrealized losses ........................................................   (103,458,459)
                                                                             ------------
 Net unrealized gain .....................................................   $715,784,916
                                                                             ============

 * Non-income producing security.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualify institutional buyers. At December 31, 1999 the market value of these securities amounted to $6,100 or 0% of net assets.
 + Fair valued by the Board of Directors.

ADR American Depository Receipt.

Category percentages are based on net assets.

                                          See Notes to Financial Statements   25

MFS Research Growth Portfolio
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

                                                       Number of              Market
                                                         Shares               Value
                                                       ---------           -----------
COMMON STOCKS (98.6%)
Aerospace (1.8%)
General Dynamics Corp. .............................     80,300            $ 4,235,825
United Technologies ................................     88,500              5,752,500
                                                                           -----------
                                                                             9,988,325
                                                                           -----------
Automotive (0.3%)
Federal-Mogul Corp. ................................     87,900              1,768,988
                                                                           -----------
Banks and Credit Companies (3.7%)
Bank of America Corp. ..............................     59,600              2,991,175
Bank of Ireland (Ireland) ..........................    461,000              3,665,042
Bank One Corp. .....................................     64,800              2,077,650
Capital One Financial Corp. ........................     56,900              2,741,869
Chase Manhattan Bank ...............................     29,100              2,260,706
Providian Financial Corp. ..........................     32,600              2,968,638
U.S. Bancorp .......................................    106,500              2,536,031
Wells Fargo & Co. ..................................     36,400              1,471,925
                                                                           -----------
                                                                            20,713,036
                                                                           -----------
Biotechnology (0.8%)
Guidant Corp. ......................................     92,800              4,361,600
                                                                           -----------
Business Machines (6.3%)
Hewlett-Packard Co. ................................     21,800              2,483,838
International Business Machines Corp. ..............     44,200              4,773,600
Motorola, Inc. .....................................     80,900             11,912,524
Sun Microsystems, Inc.* ............................    208,200             16,122,487
                                                                           -----------
                                                                            35,292,449
                                                                           -----------
Business Machines--Peripherals (0.6%)
Seagate Technology, Inc.* ..........................     66,800              3,110,375
                                                                           -----------
Business Services (1.6%)
First Data Corp. ...................................     54,200              2,672,738
Liberate Technologies, Inc.* .......................     11,300              2,904,100
Trintech Group PLC ADR (Ireland)* ..................     17,925                887,288
Visx. Inc.* ........................................     41,000              2,121,750
                                                                           -----------
                                                                             8,585,876
                                                                           -----------
Cellular Phones (2.4%)
Sprint Corp. (PCS Group)* ..........................    128,600             13,181,499
                                                                           -----------
Chemicals (0.3%)
Cambrex Corp. ......................................     44,400              1,529,025
                                                                           -----------
Communications Services (6.2%)
Bell Atlantic Corp. ................................    130,700              8,046,218
Ericsson AB (Sweden) ...............................     40,600              2,609,967
GTE Corp. ..........................................     23,300              1,644,106
MCI Worldcom, Inc.* ................................    157,184              8,340,548
Nippon Telegraph & Telephone Corp. (Japan) .........      2,800              4,795,928
SBC Communications, Inc. ...........................     72,600              3,539,250
Sprint Corp. .......................................     76,900              5,176,331
                                                                           -----------
                                                                            34,152,348
                                                                           -----------

                                                       Number of              Market
                                                         Shares               Value
                                                       ---------           -----------
Computer Software (4.1%)
America Online, Inc. ...............................    48,200             $ 3,636,088
Bea Systems, Inc.* .................................     9,000                 629,438
Compuware Corp.* ...................................   126,700               4,719,575
Digimarc Corp.* ....................................     4,930                 246,500
FreeMarkets, Inc.* .................................       210                  71,676
Oracle Systems Corp.* ..............................   116,700              13,077,693
Phone.com* .........................................     4,300                 498,531
                                                                           -----------
                                                                            22,879,501
                                                                           -----------
Computer Software--PC (4.5%)
Macromedia, Inc.* ..................................    17,100               1,250,438
Microsoft Corp.* ...................................   203,700              23,781,974
                                                                           -----------
                                                                            25,032,412
                                                                           -----------
Computer Software--Systems (5.9%)
Ariba, Inc.* .......................................     7,800               1,383,525
BMC Software, Inc.* ................................    81,000               6,474,938
Citrix Systems, Inc.* ..............................    18,300               2,250,900
Computer Associates International, Inc. ............    42,150               2,947,866
EMC Corp.* .........................................    78,400               8,565,199
Veritas Software Corp.* ............................    77,750              11,127,968
                                                                           -----------
                                                                            32,750,396
                                                                           -----------
Conglomerates (1.8%)
Tyco International Ltd. ............................   257,900              10,025,862
                                                                           -----------
Consumer Goods and Services (3.2%)
Cendant Corp.* .....................................    22,900                 608,281
Clorox Co. .........................................    82,400               4,150,900
Colgate-Palmolive Co. ..............................    86,500               5,622,500
Dial Corp. .........................................   141,200               3,432,925
Procter & Gamble Co. ...............................    37,700               4,130,506
                                                                           -----------
                                                                            17,945,112
                                                                           -----------
Containers (0.5%)
Owens-Illinois, Inc.* ..............................   104,300               2,614,019
                                                                           -----------
Electrical Equipment (2.3%)
Danaher Corp. ......................................    97,300               4,694,725
General Electric Co. ...............................    30,500               4,719,875
Oak Industries, Inc.* ..............................    29,900               3,173,138
                                                                           -----------
                                                                            12,587,738
                                                                           -----------
Electronics (7.7%)
Analog Devices, Inc.* ..............................   177,200              16,479,599
DII Group, Inc.* ...................................    21,200               1,504,539
Flextronics International Ltd.* ....................    52,600               2,419,600
Hitachi Ltd. (Japan) ...............................   268,000               4,301,856
Intel Corp. ........................................    31,000               2,551,688
LSI Logic Corp.* ...................................   176,200              11,893,499
Micron Technology, Inc.* ...........................    32,500               2,526,875
SCI Systems, Inc.* .................................    18,900               1,553,344
                                                                           -----------
                                                                            43,231,000
                                                                           -----------

26   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                     Number of              Market
                                                       Shares               Value
                                                     ---------           -----------
Entertainment (4.2%)
Carnival Corp., Class A ...........................    65,100            $ 3,112,594
CBS Corp.* ........................................    55,500              3,548,531
Comcast Corp. .....................................    64,100              3,241,056
Infinity Broadasting Corp.* .......................   126,400               4,574,100
Polaroid Corp. ....................................    58,900               1,108,056
Time Warner, Inc. .................................   102,200               7,403,112
                                                                          -----------
                                                                           22,987,449
                                                                          -----------
Financial Institutions (3.7%)
Associates First Capital Corp. ....................    95,304               2,614,904
Citigroup, Inc. ...................................   112,650               6,259,116
Federal Home Loan Mortgage Corp. ..................    74,000               3,482,625
Marsh & McLennan Co., Inc. ........................    19,700               1,885,044
Merrill Lynch & Co. ...............................    13,500               1,127,250
Morgan Stanley Dean Witter Discover & Co. .........    21,000               2,997,750
Orix Corp. (Japan) ................................     8,700               1,960,204
                                                                          -----------
                                                                           20,326,893
                                                                          -----------
Food and Beverage Products (2.2%)
Anheuser Busch Co., Inc. ..........................    90,400               6,407,100
Nabisco Holdings Corp., Class A ...................    76,500               2,419,313
Quaker Oats Co. ...................................    55,000               3,609,375
                                                                          -----------
                                                                           12,435,788
                                                                          -----------
Forest Products & Paper (0.6%)
Bowater, Inc. .....................................    57,100               3,101,244
                                                                          -----------
Insurance (4.7%)
American International Group, Inc. ................    55,975               6,052,297
Aon Corp. .........................................    20,500                 820,000
Axa Financial, Inc. ...............................   126,100               4,271,638
CIGNA Corp. .......................................    73,500               5,921,344
Hartford Financial Services Group .................    65,400               3,098,325
Lincoln National Corp. ............................    73,800               2,952,000
Reliastar Financial Corp. .........................    78,200               3,064,463
                                                                          -----------
                                                                           26,180,067
                                                                          -----------
Machinery (1.2%)
Deere & Co. .......................................    25,500               1,106,063
Ingersoll Rand Co. ................................    12,500                 688,281
Mannesmann AG (Germany) ...........................    18,300               4,456,722
SPX Corporation* ..................................     7,300                 589,931
                                                                          -----------
                                                                            6,840,997
                                                                          -----------
Medical and Health Products (4.6%)
American Home Products Corp. ......................   195,200               7,698,199
Boston Scientific Corp.* ..........................    86,800               1,898,750
Bristol-Myers Squibb Co. ..........................    90,300               5,796,131
Pharmacia & Upjohn, Inc. ..........................   129,000               5,805,000
Sanofi-Synthelabo SA (France)* ....................   105,700               4,397,384
                                                                          -----------
                                                                           25,595,464
                                                                          -----------

                                                     Number of              Market
                                                       Shares               Value
                                                     ---------           -----------
Medical and Health Technology Services (1.6%)
General Instrument Corp.* .........................     6,400             $   544,000
Medtronic, Inc. ...................................   144,500               5,265,219
United Healthcare Corp. ...........................    54,700               2,905,938
                                                                          -----------
                                                                            8,715,157
                                                                          -----------
Oil Services (1.8%)
Cooper Cameron Corp.* .............................    30,600               1,497,488
Noble Drilling Corp.* .............................    58,200               1,906,050
Transocean Sedco Forex, Inc. ......................    70,800               2,385,075
Zeneca Group PLC (Great Britain) ..................    94,900               3,935,076
                                                                          -----------
                                                                            9,723,689
                                                                          -----------
Oils (4.6%)
Atlantic Richfield Co. (ARCO) .....................    19,600               1,695,400
BP Amoco PLC ......................................    61,548               3,650,566
Conoco, Inc., Class B .............................   238,000               5,920,250
Devon Energy Corp. ................................    23,100                 759,413
EOG Resources, Inc. ...............................    81,700               1,434,856
Exxon Mobil Corp. .................................    89,596               7,218,078
Total Fina SA .....................................     9,800                 678,650
Total SA--Series B (France) .......................    32,800               4,373,598
                                                                          -----------
                                                                           25,730,811
                                                                          -----------
Printing and Publishing (0.9%)
Tribune Co. .......................................    91,600               5,043,725
                                                                          -----------
Special Products and Services (1.1%)
Abitibi Consolidated, Inc. ........................    44,100                 523,688
VeriSign, Inc.* ...................................    29,800               5,689,938
                                                                          -----------
                                                                            6,213,626
                                                                          -----------
Stores (4.6%)
Costco Wholesale Corp.* ...........................    35,000               3,193,750
CVS Corp. .........................................   129,700               5,179,894
Office Depot, Inc.* ...............................   193,800               2,119,688
Tandy Corp. .......................................    23,700               1,165,744
The Gap, Inc. .....................................    55,200               2,539,200
TJX Co., Inc. .....................................    94,500               1,931,344
Wal-Mart Stores, Inc. .............................   133,500               9,228,187
                                                                          -----------
                                                                           25,357,807
                                                                          -----------
Supermarkets (1.7%)
Kroger Co.* .......................................   141,200               2,665,150
Safeway, Inc.* ....................................   185,800               6,607,513
                                                                          -----------
                                                                            9,272,663
                                                                          -----------
Telecommunications (5.6%)
Ancor Communications, Inc.* .......................     3,525                 239,259
Cisco Systems, Inc.* ..............................   157,100              16,829,337
Corning, Inc. .....................................    32,900               4,242,044
Echostar Communications Corp.* ....................    20,000               1,950,000
Nortel Networks Corp. (Canada) ....................    74,400               7,514,399
                                                                          -----------
                                                                           30,775,039
                                                                          -----------

                                     See Notes to Schedule of Investments.   27

MFS Research Growth Portfolio
Schedule of Investments
December 31, 1999 (continued)
--------------------------------------------------------------------------------

                                                                              Number of     Market
                                                                               Shares        Value
                                                                             ----------   ------------
Utilities--Electric (1.1%)
AES Corp.* ...............................................................      27,700    $  2,070,575
CMS Energy Corp. .........................................................      58,000       1,808,875
Texas Utilities Co. ......................................................      55,800       1,984,388
                                                                                          ------------
                                                                                             5,863,838
                                                                                          ------------
Utilities--Gas (0.4%)
Columbia Energy Group ....................................................      30,750       1,944,938
                                                                                          ------------
Total Common Stocks (Cost $394,688,099)                                                    545,858,756
                                                                                          ------------
TOTAL INVESTMENTS (98.6%) (Cost $ 394,688,099 (a))                                         545,858,756
Other assets less liabilities (1.4%)                                                         7,555,576
                                                                                          ------------
Total Net Assets (100.0%)                                                                 $553,414,332
                                                                                          ============
Notes to Schedule of Investments
(a) The cost of investments for federal income tax purposes amounts to
$395,085,257. Unrealized gains and losses, based on identified tax cost at
December 31, 1999, are as follows:
Unrealized gains .........................................................                $171,049,652
Unrealized losses ........................................................                 (20,276,153)
                                                                                          ------------
 Net unrealized gain .....................................................                $150,773,499
                                                                                          ============

* Non-income producing security.

ADR American Depository Receipt.

Category percentages are based on net assets.

28   See Notes to Financial Statements.

MFS Value Equity Portfolio
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

                                                        Number of              Market
                                                          Shares               Value
                                                        ---------           ------------
COMMON STOCKS (97.8%)
Advertising (0.6%)
Young & Rubicam, Inc. ...............................     26,200            $  1,853,650
                                                                            ------------
Aerospace (0.5%)
Honeywell International, Inc. .......................     25,262               1,457,302
                                                                            ------------
Banks and Credit Companies (1.0%)
Chase Manhattan Bank ................................     20,000               1,553,750
Providian Financial Corp. ...........................     14,700               1,338,619
Softbank Corp. (Japan) ..............................        500                 478,614
                                                                            ------------
                                                                               3,370,983
                                                                            ------------
Business Machines (2.6%)
Dell Computer Corp.* ................................     41,100               2,096,100
Motorola, Inc. ......................................     28,600               4,211,349
Texas Instruments, Inc. .............................     20,500               1,985,938
                                                                            ------------
                                                                               8,293,387
                                                                            ------------
Business Machines--Peripherals (0.1%)
Seagate Technology, Inc.* ...........................      6,600                 307,313
                                                                            ------------
Business Services (0.9%)
Smurfit Jefferson (Ireland) .........................   512,600                1,535,391
Unisys Corp.* .......................................    43,200                1,379,700
                                                                            ------------
                                                                               2,915,091
                                                                            ------------
Cellular Phones (2.2%)
Libertel N.V. (Netherlands) .........................   116,700                3,053,467
Sprint Corp. (PCS Group)* ...........................    40,900                4,192,249
Tritel, Inc.* .......................................       880                   27,885
                                                                            ------------
                                                                               7,273,601
                                                                            ------------
Communications Services (16.7%)
AT&T Corp. ..........................................    50,800                2,578,100
Broadwing, Inc. .....................................   100,805                3,717,184
Cable and Wireless PLC (Great Britain)* .............    94,100                1,352,292
Cable & Wireless Optus Ltd. (Australia)* ............   522,700                1,747,961
Colt Telecom Group PLC ADR (Great Britain)* .........     7,600                1,550,400
Colt Telecom Group PLC (Great Britain)* .............    13,600                  695,911
Deutsche Telekom AG (Germany) .......................    10,100                  721,654
Ericsson AB (Sweden) ................................    49,100                3,156,389
Ericsson LM ADR (Sweden) ............................     5,200                  341,575
GTE Corp. ...........................................    20,100                1,418,306
Koninklijke N.V. (Netherlands) ......................    12,550                1,223,817
Level 3 Communications, Inc.* .......................    16,500                1,350,938
MCI Worldcom, Inc.* .................................    90,750                4,815,421
Metromedia Fiber Network, Inc.* .....................    43,580                2,089,116
NDS Group PLC ADR (Great Britain)* ..................    25,750                  785,375
Netcom Systems AB (Sweden)* .........................    19,700                1,384,486
Nextel Communications, Inc., Class A* ...............    25,000                2,578,125
Nippon Telegraph & Telephone Corp. (Japan) ..........     1,330                2,278,066
NTT Mobile Communcations Network, Inc.
  (Japan) ...........................................     1,020                3,923,461
Partner Communications Co. Ltd. ADR (Israel)*           124,175                3,213,028

                                                        Number of              Market
                                                          Shares               Value
                                                        ---------           ------------
Communications Services (continued)
Telecom Italia Mobile SpA (Italy) ...................   550,900             $  6,148,263
United Pan-Europe Communications N.V
  (Netherlands)* ....................................    28,800                3,680,827
Viatel, Inc.* .......................................     6,700                  359,288
Western Wireless Corp., Class A* ....................     4,200                  280,350
Williams Communications Group, Inc.* ................    30,300                  876,806
Winstar Communications, Inc.* .......................    25,800                1,941,450
                                                                            ------------
                                                                              54,208,589
                                                                            ------------
Computer Software (2.6%)
Computer Network Technology Corp.* ..................     4,600                  105,513
Compuware Corp.* ....................................    65,300                2,432,425
Equant N.V. (Netherlands)* ..........................    16,670                1,890,640
FreeMarkets, Inc.* ..................................       100                   34,131
Oracle Systems Corp.* ...............................    31,450                3,524,366
Phone.com* ..........................................     3,100                  359,406
                                                                            ------------
                                                                               8,346,481
                                                                            ------------
Computer Software--PC (3.2%)
Microsoft Corp.* ....................................    87,800               10,250,649
                                                                            ------------
Computer Software--Systems (3.1%)
Ariba, Inc.* ........................................     1,800                  319,276
BMC Software, Inc.* .................................    47,600                3,805,025
Computer Associates International, Inc. .............    28,000                1,958,250
EMC Corp.* ..........................................    16,500                1,802,625
Veritas Software Corp.* .............................    14,300                2,046,688
                                                                            ------------
                                                                               9,931,864
                                                                            ------------
Conglomerates (3.1%)
Tyco International Ltd. .............................   171,688                6,674,370
Vivendi (France) ....................................    37,200                3,356,158
                                                                            ------------
                                                                              10,030,528
                                                                            ------------
Electronics (6.5%)
Altera Corp.* .......................................    27,900                1,382,794
Analog Devices, Inc.* ...............................    38,900                3,617,700
California Amplifier, Inc.* .........................    10,100                  265,756
Chartered Semiconductor Manufacturing ADR
  (Singapore)* ......................................     4,750                  346,750
Etec Systems, Inc.* .................................    34,700                1,557,163
Hitachi Ltd. (Japan) ................................   161,000                2,584,324
Intel Corp. .........................................     7,100                  584,419
Lam Research Corp.* .................................     6,700                  747,469
LSI Logic Corp.* ....................................    44,600                3,010,500
Novellus Systems, Inc.* .............................    17,800                2,181,057
Stmicroelectronics N.V. (Netherlands) ...............    12,975                1,995,170
Teradyne, Inc.* .....................................    39,600                2,613,600
                                                                            ------------
                                                                              20,886,702
                                                                            ------------
Entertainment (8.1%)
CBS Corp.* ..........................................    51,500                3,292,781
Comcast Corp. .......................................    35,600                1,800,025
Harrah's Entertainment, Inc.* .......................   104,300                2,757,431

                                        See Notes to Schedule of Investments. 29

MFS Value Equity Portfolio
Schedule of Investments
December 31, 1999 (continued)
--------------------------------------------------------------------------------

                                                        Number of             Market
                                                         Shares               Value
                                                        ---------          ------------
Entertainment (continued)
Hearst-Argyle Television, Inc.* .....................    60,900            $   1,621,463
Infinity Broadasting Corp.* .........................   212,725                7,697,985
Insight Communications, Inc.* .......................    24,300                  719,888
MediaOne Group, Inc.* ...............................    21,700                1,666,831
Polaroid Corp. ......................................    38,700                  728,044
PrimaCom AG (Germany)* ..............................     3,000                  193,219
Time Warner, Inc. ...................................    37,900                2,745,381
UnitedGlobalCom, Inc., Class A* .....................    39,600                2,796,750
                                                                            ------------
                                                                              26,019,798
                                                                            ------------
Financial Institutions (1.8%)
Associates First Capital Corp. ......................    51,700                1,418,519
Citigroup, Inc. .....................................    36,100                2,005,806
Federal Home Loan Mortgage Corp. ....................    33,000                1,553,063
Merrill Lynch & Co. .................................     7,900                  659,650
                                                                            ------------
                                                                               5,637,038
                                                                            ------------
Food and Beverage Products (0.5%)
Seagrams Co. Ltd. ...................................    34,400                1,545,850
                                                                            ------------
Forest Products & Paper (1.3%)
Asia Pulp & Paper Co. Ltd. ADR (Singapore)* .........   161,800                1,274,175
Bowater, Inc. .......................................    31,900                1,732,569
Weyerhauser Co. .....................................    15,400                1,105,913
                                                                            ------------
                                                                               4,112,657
                                                                            ------------
Insurance (2.8%)
Axa Financial, Inc. .................................    81,100                2,747,263
Hartford Financial Services Group ...................    53,600                2,539,300
Hartford Life, Inc., Class A ........................    11,800                  519,200
Lincoln National Corp. ..............................    78,500                3,140,000
Travelers Property Casualty Corp., Class A ..........     4,300                  147,275
XL Captial Ltd. (Bermuda) ...........................         1                       52
                                                                            ------------
                                                                               9,093,090
                                                                            ------------
Machinery (3.2%)
Bouygues SA (France) ................................     3,877                2,461,922
Ingersoll Rand Co. ..................................     6,000                  330,375
Mannesmann AG (Germany) .............................    31,302                7,623,184
                                                                            ------------
                                                                              10,415,481
                                                                            ------------
Medical and Health Products (2.2%)
American Home Products Corp. ........................    48,400                1,908,775
Bausch & Lomb, Inc. .................................    12,700                  869,156
Boston Scientific Corp.* ............................   104,700                2,290,313
Pharmacia & Upjohn, Inc. ............................    47,500                2,137,500
                                                                            ------------
                                                                               7,205,744
                                                                            ------------
Medical and Health Technology Services (1.1%)
General Instrument Corp.* ...........................    40,000                3,400,000
                                                                            ------------
Oil Services (4.5%)
Baker Hughes, Inc. ..................................   138,100                2,908,731
BJ Services Co.* ....................................    34,300                1,434,169
Conoco, Inc., Class A ...............................    55,800                1,381,050

                                                        Number of             Market
                                                         Shares               Value
                                                        ---------          ------------
Oil Services (continued)
Cooper Cameron Corp.* ...............................    36,200             $  1,771,538
Halliburton Co. .....................................    23,400                  941,850
Noble Drilling Corp.* ...............................    64,900                2,125,475
Schlumberger Ltd. ...................................    12,200                  686,250
Transocean Sedco Forex, Inc. ........................    35,262                1,187,886
Weatherford International* ..........................    54,600                2,180,588
                                                                            ------------
                                                                              14,617,537
                                                                            ------------
Oils (2.2%)
Apache Corp. ........................................    21,300                  786,769
BP Amoco PLC (Great Britain) ........................         2                      119
Coastal Corp. .......................................    54,900                1,945,519
Conoco, Inc., Class B ...............................    90,200                2,243,725
EOG Resources, Inc. .................................   126,600                2,223,413
                                                                            ------------
                                                                               7,199,545
                                                                            ------------
Printing and Publishing (0.9%)
Meredith Corp. ......................................    25,200                1,050,525
Tribune Co. .........................................    36,200                1,993,263
                                                                            ------------
                                                                               3,043,788
                                                                            ------------
Railroad (1.0%)
Canadian National Railway Co. (Canada) ..............    40,200                1,057,763
Kansas City Southern Industries .....................    18,300                1,365,638
Union Pacific Corp. .................................    16,500                  719,813
                                                                            ------------
                                                                               3,143,214
                                                                            ------------
Special Products and Services (0.4%)
Abitibi Consolidated, Inc. ..........................   116,300                1,381,063
Freenet.De AG (Germany)* ............................       210                   23,035
                                                                            ------------
                                                                               1,404,098
                                                                            ------------
Stores (2.6%)
Costco Wholesale Corp.* .............................    14,800                1,350,500
CVS Corp. ...........................................    49,100                1,960,931
Fast Retailing, Inc. ................................     2,000                  814,329
Office Depot, Inc.* .................................   100,400                1,098,125
Tandy Corp. .........................................    36,100                1,775,669
TJX Co., Inc. .......................................    61,500                1,256,906
                                                                            ------------
                                                                               8,256,460
                                                                            ------------
Supermarkets (2.2%)
Kroger Co.* .........................................   244,300                4,611,162
Safeway, Inc.* ......................................    66,500                2,364,906
                                                                            ------------
                                                                               6,976,068
                                                                            ------------
Telecommunications (15.4%)
Adelphia Business Solutions, Inc.* ..................    41,200                1,977,600
Amdocs Ltd.* ........................................    20,000                  690,000
Ancor Communications, Inc.* .........................    11,175                  758,503
Antec Corp.* ........................................    61,300                2,237,450
AT&T Canada, Inc.* ..................................    60,100                2,419,025
Centurytel, Inc. ....................................    12,300                  582,713
China Telecom Hong Kong Ltd. (Hong Kong)* ...........   266,000                1,663,032
Cisco Systems, Inc.* ................................    39,200                4,199,299

30   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                    Number of       Market
                                                     Shares         Value
                                                    ---------    ------------
Telecommunications (continued)
Corning, Inc. ...................................    51,800      $  6,678,961
Echostar Communications Corp.* ..................     6,300           614,250
Global Crossing Ltd.* ...........................    29,100         1,455,000
Jazztel PLC ADR (Great Britain)* ................    41,420         2,697,478
MobilCom AG (Germany) ...........................    16,400         1,402,853
Nokia Oyj (Finland) .............................    22,000         4,180,000
Nortel Networks Corp. (Canada) ..................    19,700         1,989,700
NTL, Inc.* ......................................    38,950         4,859,012
Panafon SA (Greece) .............................   154,110         2,076,416
RSL Communications, Ltd.* .......................    63,900         1,094,288
Sonera Oyj (Finland) ............................    48,500         3,321,382
Telecom Italia SpA (Italy) ......................   153,800         2,166,873
Telesystem International Wireless, Inc. (Canada)*    66,600         2,480,850
Tellabs, Inc.* ..................................    10,100           648,294
Thus PLC (Great Britain)* .......................    22,700           143,316
Z-Tel Technologies, Inc.* .......................       710            28,666
                                                                 ------------
                                                                   50,364,961
                                                                 ------------
Utilities--Electric (2.9%)
AES Corp.* ......................................    59,600         4,455,099
Calpine Corp.* ..................................    37,500         2,400,000
CMS Energy Corp. ................................    78,600         2,451,338
                                                                 ------------
                                                                    9,306,437
                                                                 ------------
Utilities--Gas (1.6%)
Enron Corp. .....................................    61,100         2,711,313
Williams Companies, Inc. ........................    79,700         2,435,831
                                                                 ------------
                                                                    5,147,144
                                                                 ------------
Total Common Stocks (Cost $243,727,815)                           316,015,050
                                                                 ------------
CONVERTIBLE DEBT (0.5%)
Entertainment (0.5%)
UnitedGlobalCom, Inc.** .........................    18,200         1,656,200
                                                                 ------------
Total Convertible Debt (Cost $910,000)                              1,656,200
                                                                 ------------
PREFERRED STOCKS (0.5%)
Communications Services (0.5%)
Telephone Cooperative HPY (Finland)* ............    39,000         1,461,974
                                                                 ------------
Total Preferred Stocks (Cost $976,574)                              1,461,974
                                                                 ------------
WARRANTS (0.0%)
Forest Products & Paper (0.0%)
Asia Pulp & Paper (Singapore) ...................     9,460             8,869
                                                                 ------------
Total Warrants (Cost $0)                                                8,869
                                                                 ------------
TOTAL INVESTMENTS (98.8%) (Cost $245,614,389 (a))                 319,142,093
Other assets less liabilities (1.2%)                                3,917,264
                                                                 ------------
Total Net Assets (100.0%)                                        $323,059,357
                                                                 ============

Notes to Schedule of Investments
(a) The cost of investments for federal income tax purposes amounts to $245,900,139. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains ..............               $82,825,055
Unrealized losses .............                (9,583,101)
                                              -----------
 Net unrealized gain ..........               $73,241,954
                                              ===========

 * Non-income producing security.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualify institutional buyers. At December 31, 1999 the market value of these securities amounted to $1,656,200 or .051% of net assets.

ADR American Depository Receipt.

Category percentages are based on net assets.

                                         See Notes to Financial Statements.   31

Scudder International Growth Portfolio
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

                                                           Number of         Market
                                                             Shares           Value
                                                           ---------        ----------
COMMON STOCKS (96.2%)
Australia (1.6%)
Broken Hill Proprietary Co. (Mining) ................       411,200         $5,403,456
Western Mining Corp. Holding Ltd. (Mining) ..........       772,100          4,261,065
Woodside Petroleum Ltd. (Oil & Gas) .................       256,600          1,896,608
                                                                            ----------
                                                                            11,561,129
                                                                            ----------
Canada (0.8%)
Canadian National Railway Co. (Transportation)              210,000          5,525,625
                                                                            ----------
Finland (3.6%)
Nokia Oyj (Communications) ..........................        92,200         16,701,385
Sonera Oyj (Communications) .........................       126,400          8,656,137
                                                                            ----------
                                                                            25,357,522
                                                                            ----------
France (13.6%)
Axa UAP (Insurance) .................................        37,673          5,247,050
Bic SA (Office Equipment & Supplies) ................       101,033          4,593,657
Carrefour Supermarche SA (Food Retailers) ...........        23,570          4,343,072
Christian Dior SA (Diversified) .....................        27,846          6,893,614
Club Mediterranee SA (Lodging)* .....................         8,974          1,036,757
Dassault Systemes SA (Computer Software &
  Processing) .......................................        34,605          2,253,159
Establissements Economiques du Casino SA
  (Food Retailers) ..................................        60,850          4,687,647
Eurotunnel SA (Financial Services)* .................   3,470,436            4,086,091
Lafarge SA (Industrial) .............................      47,128            5,482,593
Moet Hennessy Louis Vuitton (Beverages, Food
  & Tobacco) ........................................       9,561            4,278,776
Pinault-Printemps-Redoute SA (Retailers) ............      20,923            5,516,636
Renault SA (Automotive) .............................      53,832            2,592,759
Rhodia SA (Chemicals) ...............................     257,985            5,825,946
Aventis S.A. (Chemicals) ............................     189,143           10,982,842
Schneider SA (Electronics) ..........................      48,485            3,803,406
Total SA--Series B (Oil & Gas) ......................     102,597           13,680,428
Union Assurances Federale SA (Financial
  Services) .........................................      20,251            2,376,260
Usinor SA (Metals) ..................................     169,903            3,188,807
Vivendi (Industrial) ................................      55,494            5,006,630
                                                                            ----------
                                                                            95,876,130
                                                                            ----------
Germany (11.8%)
Allianz AG (Insurance) ..............................      15,713            5,273,561
BASF AG (Chemicals) .................................     125,159            6,448,830
Bayerische Vereinsbank AG (Banking) .................      67,052            4,574,991
Celanese AG (Chemicals)* ............................      13,360              247,384
Commerzbank AG (Banking) ............................      72,500            2,659,409
Deutsche Telekom AG (Communications) ................      52,850            3,715,017
Dresdner Bank AG (Banking) ..........................      91,116            4,942,341
Epcos AG (Electronics)* .............................     118,803            8,847,248
Heidelberger Druckmaschinen AG
  (Heavy Machinery) .................................      16,988              896,679
Mannesmann AG (Heavy Machinery) .....................      94,670           23,055,619
Siemens AG ..........................................      83,575           10,681,428

                                                          Number of           Market
                                                           Shares             Value
                                                         ---------          ----------
Germany (continued)
Thyssen Krupp (Heavy Machinery) .....................     245,563           $7,599,021
Veba AG (Electric Utilities) ........................      91,995            4,485,465
                                                                            ----------
                                                                            83,426,993
                                                                            ----------
Hong Kong (1.2%)
Cheung Kong Ltd. (Real Estate) ......................     293,300            3,725,907
Citic Pacific Ltd. (Diversified) ....................     478,800            1,801,629
New World China Land Ltd. (Real Estate)* ............       6,014                2,224
New World Development Co. Ltd. (Real Estate)            1,202,968            2,708,122
New World Infrastructure Ltd.
  (Heavy Machinery)* ................................     323,200              413,696
                                                                            ----------
                                                                             8,651,578
                                                                            ----------
Italy (4.1%)
Arnoldo Mondadori Editore SpA (Media--
  Broadcasting & Publishing) ........................     114,000            3,613,800
Banca Nazionale del Lavoro (Banking)* ...............   1,109,300            3,695,078
Gruppo Editoriale L'Espresso (Media--
  Broadcasting & Publishing) ........................     404,872            4,681,535
Mediaset SpA (Media--Broadcasting &
  Publishing) .......................................     341,200            5,301,566
Seat Pagine Gialle SpA--RNC (Media--
  Broadcasting & Publishing) ........................   5,275,000           11,625,573
                                                                            ----------
                                                                            28,917,552
                                                                            ----------
Japan (30.1%)
Advantest Corp. (Electronics) .......................      23,900            6,315,943
Asahi Glass Co. Ltd. (Industrial) ...................     325,000            2,516,150
Benesse Corp. (Commercial Services) .................      11,000            2,648,527
Canon, Inc. (Electronics) ...........................      93,000            3,695,606
CSK Corp. (Computer Software & Processing) ..........      28,000            4,549,280
Daiwa Securities Co. Ltd. (Financial Services) ......     647,000           10,125,809
DDI Corp. (Communications) ..........................       6,300            8,632,671
Fanuc Ltd. (Electronics) ............................      21,700            2,763,209
Fuji Bank (Banking) .................................     503,000            4,888,707
Fujisawa Pharmaceutical (Pharmaceuticals) ...........      45,000            1,092,299
Fujitsu Ltd. (Computers & Information) ..............     276,000           12,588,443
Fujitsu Support & Service (Computer Software
  & Processing) .....................................       7,400            3,628,658
Hitachi Ltd. (Electronics) ..........................     515,000            8,266,626
Kyocera Corp. (Electronics) .........................      40,000           10,374,864
Matsushita Electric Industrial Co., Ltd.
  (Electronics) .....................................     287,000            7,949,584
Murata Manufacturing Co., Ltd. (Electronics) ........      59,000           13,859,253
NEC Corp. (Computers & Information) .................     441,000           10,510,265
Nikko Securities Co., Ltd. (Financial Services) .....     530,000            6,707,362
Nippon Telegraph & Telephone Corp.
  (Communications) ..................................       5,920           10,139,963
Nissan Motor Co. Ltd. (Transportation)* .............     948,000            3,730,001
Nomura Securities Co. Ltd. (Financial Services)           370,000            6,681,497
NSK Ltd. (Heavy Machinery) ..........................     480,000            3,283,920
NTT Mobile Communications Network, Inc.
  (Communications) ..................................       4,420           17,001,664
Sakura Bank Ltd. (Banking) ..........................     873,000            5,058,424

32   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                            Number of          Market
                                                              Shares           Value
                                                            ---------       -----------
Japan (continued)
Sanwa Bank Ltd. (Banking) ...........................        24,000         $   291,984
SMC Corp. (Heavy Machinery) .........................         9,200           2,035,940
Sony Corp. ADR (Electronics) ........................        10,000           2,847,500
Sony Corp. (Electronics) ............................        39,000          11,566,016
Sumitomo Trust & Banking (Banking) ..................       717,000           4,842,260
Teijin Ltd. (Textiles, Clothing & Fabrics) ..........        83,000             306,262
THK Co. Ltd. (Industrial) ...........................        59,400           2,401,114
Tokyo Electron Ltd. (Electronics) ...................        78,000          10,688,067
Toray Industries Inc. (Textiles, Clothing &
  Fabrics) ..........................................       494,000           1,914,695
Toshiba Corp. (Electronics) .........................       773,000           5,901,314
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals) .................................        74,000           2,585,693
                                                                            -----------
                                                                            212,389,570
                                                                            -----------
Netherlands (7.7%)
Aegon N.V. (Insurance) ..............................        36,020           3,404,517
Akzo Nobel N.V. (Chemicals) .........................        71,490           3,582,807
Equant N.V. (Computer Software &
  Processing)* ......................................        92,559          10,497,644
Fortis Amev N.V. (Insurance) ........................        84,510           3,040,416
Gucci Group N.V. (Textiles, Clothing & Fabrics) .....        55,690           6,376,505
Koninklijke N.V. (Communications) ...................        49,190           4,796,778
KPNQwest N.V. (Computers & Information)* ............        30,680           2,040,824
Laurus N.V. (Food Retailers) ........................       117,980           2,125,256
Stmicroelectronics N.V. (Electronics) ...............        82,397          12,670,211
United Pan-Europe Communications N.V.
  (Communications)* .................................        44,230           5,652,881
                                                                            -----------
                                                                             54,187,839
                                                                            -----------
Singapore (0.5%)
DBS Group Holdings Ltd. (Real Estate) ...............       131,419           2,154,155
Overseas-Chinese Banking (Banking) ..................       136,500           1,253,944
                                                                            -----------
                                                                              3,408,099
                                                                            -----------
South Korea (3.1%)
Dacom Corp. (Communications)* .......................         6,370           3,281,770
Samsung Electronics (Electronics) ...................        37,316           8,741,572
SK Telecom Co. Ltd. (Communications) ................         2,660           9,534,302
                                                                            -----------
                                                                             21,557,644
                                                                            -----------
Spain (0.8%)
Telefonica Pulicidad E Informacion SA
  (Media--Broadcasting & Publishing)** ..............        13,547             657,794
Telefonica SA (Communications)* .....................       189,144           4,720,561
                                                                            -----------
                                                                              5,378,355
                                                                            -----------
Sweden (0.5%)
Ericsson AB (Commercial Services) ...................        54,200           3,484,242
                                                                            -----------
Switzerland (1.5%)
Nestle SA (Beverages, Food & Tobacco) ...............         2,509           4,596,340
Novartis AG (Pharmaceuticals) .......................         1,999           2,935,164
Roche Holding AG (Pharmaceuticals) ..................         2,530           3,003,015
                                                                            -----------
                                                                             10,534,519
                                                                            -----------

                                                         Number of            Market
                                                           Shares             Value
                                                         ---------         -----------
Taiwan (3.4%)
Asustek Computer, Inc. (Computers &
  Information) ......................................     228,000           $ 2,404,579
Chinatrust Commercial Bank (Banking)* ...............     996,800             1,159,278
Far East Textile (Textiles, Clothing & Fabrics) .....   2,287,660             5,466,821
Hon Hai Precision Industry (Industrial)* ............     282,800             2,108,500
Taiwan Semiconductor (Electronics)* .................   1,023,070             5,443,755
United Microelectronics Corp. Ltd.
  (Electronics)* ....................................   2,160,000             7,708,176
                                                                            -----------
                                                                             24,291,109
                                                                            -----------
Thailand (0.5%)
Siliconware Precision Industries Co.
  (Electronics)* ....................................   1,372,680             3,498,961
                                                                            -----------
United Kingdom (11.4%)
Billiton PLC (Mining) ...............................     582,930             3,437,946
BOC Group PLC (Chemicals) ...........................     286,346             6,149,424
BP Amoco PLC (Oil & Gas) ............................     587,560             5,905,859
British Aerospace PLC (Aerospace & Defense)               860,675             5,697,927
Glaxo Wellcome PLC (Pharmaceuticals) ................     110,691             3,127,829
London & Scotland Marine Oil PLC (Oil & Gas)                    4                     8
Marconi Electronic Systems PLC
  (Communications) ..................................     218,612             3,867,028
Prudential Corporation PLC (Insurance) ..............     429,480             8,460,455
Rentokil Initial PLC (Environmental Controls) .......     480,114             1,750,112
Reuters Group PLC (Financial Services) ..............     663,326             9,098,776
Rio Tinto PLC (Mining) ..............................     525,548            12,686,624
Royal & Sun Alliance Insurance Group PLC
  (Insurance) .......................................     422,611             3,217,464
Shell Transport & Trading Co. PLC (Oil & Gas) .......   1,020,001             8,473,761
SmithKline Beecham PLC (Pharmaceuticals) ............     247,505             3,157,199
Standard Chartered PLC (Banking) ....................     348,837             5,413,008
                                                                            -----------
                                                                             80,443,420
                                                                            -----------
Total Common Stocks (Cost $426,243,721)                                     678,490,287
                                                                            -----------
PREFERRED STOCKS (1.1%)
Germany (1.1%)
SAP AG-Vorzug (Computer Software &
  Processing) .......................................      12,800             7,715,887
                                                                            -----------
Total Preferred Stocks (Cost $4,578,716)                                      7,715,887
                                                                            -----------
CORPORATE DEBT (0.3%)
France (0.3%)
Eurotunnel Finance Limited (Financial Services)         1,100,000           $ 1,533,174
Eurotunnel SA (Financial Services) ..................     300,000               418,138
                                                                            -----------
                                                                              1,951,312
                                                                            -----------

                                        See Notes to Schedule of Investments. 33

Scudder International Growth Portfolio
Schedule of Investments
December 31, 1999 (continued)
--------------------------------------------------------------------------------

                                                                              Number of       Market
                                                                               Shares          Value
                                                                             ----------    ------------
United Kingdom (0.0%)
British Aerospace PLC (Aerospace & Defense)                                     73,479     $    115,680
                                                                                           ------------
Total Corporate Debt (Cost $1,871,360)                                                        2,066,992
                                                                                           ------------
TOTAL INVESTMENTS (97.6%) (Cost $432,693,797 (a))                                           688,273,166
Other assets less liabilities (2.4%)                                                         16,725,668
                                                                                           ------------
Total Net Assets (100.0%)                                                                  $704,998,834
                                                                                           ============
Notes to Schedule of Investments
(a) The cost of investments for federal income tax purposes amounts to
$432,693,801. Unrealized gains and losses, based on identified tax cost at
December 31, 1999, are as follows:
Unrealized gains .........................................................                 $264,291,312
Unrealized losses ........................................................                   (8,711,947)
                                                                                           ------------
 Net unrealized gain .....................................................                 $255,579,365
                                                                                           ============

 * Non-income producing security.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt form registration, normally to qualify institutional buyers. At December 31, 1999, the market value of this security amounted to $657,794 or 0.1% of net assets.

ADR American Depository Receipt.

Category percentages are based on net assets.

34   See Notes to Financial Statements.

T. Rowe Price Growth Equity Portfolio
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

                                                           Number of         Market
                                                             Shares           Value
                                                          ----------       ----------
COMMON STOCKS (97.2%)
Advertising (1.2%)
Omnicom Group, Inc. ................................        81,300         $8,130,000
                                                                           ----------
Aerospace & Defense (0.9%)
Honeywell International, Inc. ......................        63,100          3,640,081
Teleflex, Inc. .....................................        81,300          2,545,706
                                                                           ----------
                                                                            6,185,787
                                                                           ----------
Banking (3.4%)
Bank of America Corp. ..............................        59,956         3,009,042
Bank of New York Co., Inc. .........................       161,900          6,476,000
Firstar Corp. ......................................       272,700          5,760,788
HSBC Holdings PLC (Great Britain). .................       162,000          2,271,564
Wells Fargo & Co. ..................................       160,600          6,494,263
                                                                           ----------
                                                                           24,011,657
                                                                           ----------
Beverages, Food & Tobacco (1.2%)
Pepsico, Inc. ......................................       125,400          4,420,350
Philip Morris Co., Inc. ............................       159,500          3,698,406
                                                                           ----------
                                                                            8,118,756
                                                                           ----------
Commercial Services (0.5%)
Randstad Holdings N.V. (Netherlands) ...............        71,400          3,434,590
                                                                           ----------
Communications (8.9%)
Charter Communications, Inc., Class A* .............        77,300          1,690,938
General Instrument Corp.* ..........................        21,700          1,844,500
Lucent Technologies, Inc. ..........................       106,790          7,989,227
MCI Worldcom, Inc.* ................................       214,374         11,375,219
Nextel Communications, Inc., Class A* ..............        55,200          5,692,500
Nippon Telegraph & Telephone Corp. (Japan) .........         1,380          2,363,708
Nokia Oyj (Finland) ................................        22,300          4,237,000
SBC Communications, Inc. ...........................        41,000          1,998,750
Sprint Corp. .......................................        78,200          5,263,838
Telecom Italia Mobile (Italy) ......................     1,541,600          7,338,016
Telecom Italia SpA (Italy) .........................       272,900          3,844,861
Telecomunicacoes Brasileiras SA--Telebras
  ADR (Brazil) .....................................        45,800          5,885,300
Vodafone Group PLC ADR (Great Britain) .............        69,150          3,422,925
                                                                           ----------
                                                                           62,946,782
                                                                           ----------
Computer Software & Processing (13.7%)
America Online, Inc. ...............................       120,800          9,112,850
Automatic Data Processing, Inc. ....................       114,600          6,174,075
BMC Software, Inc.* ................................        99,900          7,985,756
Ceridian Corp.* ....................................       152,600          3,290,438
Citrix Systems, Inc.* ..............................        26,700          3,284,100
CMGI, Inc.* ........................................         3,900          1,079,813
Computer Associates International, Inc. ............       109,500          7,658,156
First Data Corp. ...................................       101,800          5,020,013
Getronics N.V. (Netherlands) .......................        18,782          1,496,980
IMS Health, Inc. ...................................        87,500          2,378,906
Microsoft Corp.* ...................................       206,700         24,132,224
Oracle Systems Corp.* ..............................        78,800          8,830,525

                                                           Number of         Market
                                                             Shares           Value
                                                          ----------       ----------
Computer Software & Processing (continued)
Parametric Technology Co.* .........................     149,200           $4,037,725
PE Corp. Biosystems Group ..........................       6,300              757,969
Sun Microsystems, Inc.* ............................      54,400            4,212,600
Veritas Software Corp.* ............................      28,850            4,129,156
Yahoo! Inc.* .......................................       8,700            3,764,381
                                                                           ----------
                                                                           97,345,667
                                                                           ----------
Computers & Information (5.9%)
3 Com Corp.* .......................................      99,400            4,671,800
Cisco Systems, Inc.* ...............................     130,050           13,931,605
Dell Computer Corp.* ...............................     190,800            9,730,800
Fujitsu Ltd. (Japan) ...............................      87,000            3,968,096
Hewlett-Packard Co. ................................      55,700            6,346,319
Lexmark International Group, Inc.* .................      31,000            2,805,500
                                                                           ----------
                                                                           41,454,120
                                                                           ----------
Cosmetics & Personal Care (0.5%)
Colgate-Palmolive Co. ..............................      37,200            2,418,000
Gillette Co. .......................................      26,400            1,087,350
                                                                           ----------
                                                                            3,505,350
                                                                           ----------
Diversified (3.6%)
Hutchison Whampoa Ltd. (Hong Kong) .................     598,700            8,703,062
Tomkins PLC (Great Britain) ........................     517,660            1,671,731
Tyco International Ltd. ............................     385,500           14,986,312
                                                                           ----------
                                                                           25,361,105
                                                                           ----------
Electronics (8.0%)
Altera Corp.* ......................................      92,800            4,599,400
Epcos AG (Germany)* ................................      24,200            1,826,526
Flextronics International Ltd.* ....................     120,800            5,556,800
Intel Corp. ........................................     108,700            8,947,369
JDS Uniphase Corp.* ................................      22,200            3,581,138
Koninklijke Philips Electonics N.V. (Netherlands)         48,700            6,616,251
Kyocera Corp. ......................................      13,000            3,371,831
Maxim Intergrated Products, Inc.* ..................     145,600            6,870,500
Solectron Corp.* ...................................      70,300            6,687,288
Sony Corp. (Japan) .................................       6,000            1,779,387
Texas Instruments, Inc. ............................      63,900            6,190,313
                                                                           ----------
                                                                           56,026,803
                                                                           ----------
Entertainment & Leisure (0.6%)
Time Warner, Inc. ..................................      49,800            3,607,388
Walt Disney Co. ....................................      25,100              734,175
                                                                           ----------
                                                                            4,341,563
                                                                           ----------
Environmental Controls (0.3%)
Rentokil Initial PLC (Great Britain) ...............     588,000            2,143,378
                                                                           ----------
Financial Services (6.0%)
Ambac Financial Group, Inc. ........................      25,100            1,309,906
American Express Corp. .............................       6,300            1,047,375
Associates First Capital Corp. .....................     138,900            3,811,069
Berkshire Hathaway, Inc., Class A* .................         710            3,983,100
Capital One Financial Corp. ........................     106,400            5,127,150

                                        See Notes to Schedule of Investments. 35

T. Rowe Price Growth Equity Portfolio
Schedule of Investments
December 31, 1999 (continued)
--------------------------------------------------------------------------------

                                                     Number of              Market
                                                       Shares               Value
                                                     --------            -----------
Financial Services (continued)
Citigroup, Inc. ..................................   316,650             $17,593,865
Mellon Financial Corp. ...........................    94,000               3,201,875
Morgan Stanley Dean Witter Discover & Co. ........    31,300               4,468,075
Mutual Risk Management Ltd. ......................   113,900               1,914,944
                                                                         -----------
                                                                          42,457,359
                                                                         -----------
Food Retailers (1.3%)
Koninklijke Ahold N.V. (Netherlands) .............    62,800               1,857,410
Safeway, Inc.* ...................................   214,200               7,617,488
                                                                         -----------
                                                                           9,474,898
                                                                         -----------
Forest Products & Paper (0.5%)
Kimberly--Clark Corp. ............................    50,200               3,275,550
                                                                         -----------
Health Care Providers (0.8%)
United Healthcare Corp. ..........................   102,700               5,455,938
                                                                         -----------
Heavy Machinery (2.2%)
Applied Materials, Inc.* .........................    52,500               6,651,094
Mannesmann AG (Germany) ..........................    36,300               8,840,382
                                                                         -----------
                                                                          15,491,476
                                                                         -----------
Home Construction, Furnishings & Appliances (2.2%)
General Electric Co. .............................    98,700              15,273,824
                                                                         -----------
Household Products (1.4%)
Corning, Inc. ....................................    75,600               9,747,675
                                                                         -----------
Insurance (2.7%)
Ace, Ltd. (Bermuda) ..............................   271,700               4,533,994
Fairfax Financial Holdings Ltd. (Canada)* ........     8,785               1,503,218
Hartford Financial Services Group ................    49,900               2,364,013
Partner Re Ltd. (Bermuda) ........................    56,500               1,832,719
Unum Provident Corp. .............................    56,300               1,805,119
Wellpoint Health Networks, Inc.* .................   105,500               6,956,406
                                                                         -----------
                                                                          18,995,469
                                                                         -----------
Lodging (0.4%)
Mirage Resorts, Inc.* ............................   172,800               2,646,000
                                                                         -----------
Media--Broadcasting & Publishing (6.7%)
AMFM, Inc.* ......................................    11,300                 884,225
AT&T Corp. Liberty Media Group* ..................   108,500               6,157,375
CBS Corp.* .......................................   119,100               7,614,956
Clear Channel Communications, Inc.* ..............    61,500               5,488,875
Comcast Corp. ....................................    97,700               4,939,956
Fox Entertainment Group, Inc.* ...................    73,100               1,822,931
Infinity Broadasting Corp.* ......................   126,600               4,581,338
MediaOne Group, Inc.* ............................    94,500               7,258,781
Tribune Co. ......................................    50,200               2,764,138
VNU N.V. (Netherlands) ...........................    86,800               4,557,981
Wolters Kluwer N.V. (Netherlands) ................    25,508                 862,512
                                                                         -----------
                                                                          46,933,068
                                                                         -----------

                                                     Number of              Market
                                                       Shares               Value
                                                     --------            -----------
Medical Supplies (1.3%)
Baxter International, Inc. .......................    75,900             $ 4,767,469
Johnson & Johnson ................................    44,600               4,153,375
                                                                         -----------
                                                                           8,920,844
                                                                         -----------
Metals (1.0%)
Danaher Corp. ....................................    75,200               3,628,400
Masco Corp. ......................................   137,000               3,476,375
                                                                         -----------
                                                                           7,104,775
                                                                         -----------
Oil & Gas (3.2%)
Baker Hughes, Inc. ...............................   161,300               3,397,381
Chevron Corp. ....................................    46,800               4,054,050
Exxon Mobil Corp. ................................    98,219               7,912,768
Royal Dutch Petroleum Co. N.V. (Netherlands) .....   118,600               7,167,888
                                                                         -----------
                                                                          22,532,087
                                                                         -----------
Pharmaceuticals (7.4%)
American Home Products Corp. .....................    93,500               3,687,406
Amgen, Inc.* .....................................    62,600               3,759,913
Bristol-Myers Squibb Co. .........................   122,400               7,856,550
Eli Lilly and Co. ................................    65,000               4,322,500
Genentech, Inc.* .................................    37,100               4,989,950
Merck & Co., Inc. ................................    82,500               5,532,656
Pfizer, Inc. .....................................   185,200               6,007,425
Schering-Plough Corp. ............................   119,200               5,028,750
Warner-Lambert Co. ...............................   103,300               8,464,144
Waters Corp.* ....................................    45,500               2,411,500
                                                                         -----------
                                                                          52,060,794
                                                                         -----------
Real Estate (0.7%)
Crescent Real Estate Equities Co. REIT ...........    81,700               1,501,238
Security Capital U.S. Realty ADR (Luxembourg)*        86,250               1,212,891
Starwood Hotels & Resorts Worldwide, Inc. ........    94,300               2,216,050
                                                                         -----------
                                                                           4,930,179
                                                                         -----------
Restaurants (0.9%)
Compass Group PLC (Great Britain) ................   239,400               3,285,765
McDonald's Corp. .................................    73,200               2,950,875
                                                                         -----------
                                                                           6,236,640
                                                                         -----------
Retailers (6.0%)
Cifra SA ADR (Mexico)* ...........................    74,200               1,487,124
CVS Corp. ........................................   117,000               4,672,688
Dayton-Hudson Corp. ..............................    59,500               4,369,531
Home Depot, Inc. .................................   159,600              10,942,574
Kroger Co.* ......................................   223,400               4,216,675
Nike, Inc. .......................................    53,700               2,661,506
Staples, Inc.* ...................................   101,200               2,099,900
Wal-Mart Stores, Inc. ............................   169,600              11,723,599
                                                                         -----------
                                                                          42,173,597
                                                                         -----------
Transportation (0.5%)
Kansas City Southern Industries ..................    49,800               3,716,325
                                                                         -----------

36   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                                              Number of        Market
                                                                               Shares          Value
                                                                              ---------    -----------
U.S. Government (3.3%)
Federal Home Loan Mortgage Corp. .........................................     349,700      16,457,755
Federal National Mortgage Association ....................................     109,300       6,824,419
                                                                                            ----------
                                                                                            23,282,174
                                                                                            ----------
Total Common Stocks (Cost $512,603,614)                                                    683,714,230
                                                                                           -----------
TOTAL INVESTMENTS (97.2%) (Cost $512,603,614 (a))                                          683,714,230
Other assets less liabilities (2.8%)                                                        19,739,277
                                                                                           -----------
Total Net Assets (100.0%)                                                                 $703,453,507
                                                                                          ============
Notes to Schedule of Investments
(a) The cost of investments for federal income tax purposes amounts to
$514,886,023. Unrealized gains and losses, based on identified tax cost at
December 31, 1999, are as follows:
Unrealized gains .........................................................                $196,159,813
Unrealized losses ........................................................                 (27,331,606)
                                                                                          ------------
 Net unrealized gain .....................................................                $168,828,207
                                                                                          ============

* Non-income producing security.

ADR American Depository Receipt.

Category percentages are based on net assets.

                                         See Notes to Financial Statements.   37

Portfolio Partners, Inc.
Statements of Assets and Liabilities
December 31, 1999
--------------------------------------------------------------------------------

                                                 MFS Emerging        MFS Research
                                              Equities Portfolio   Growth Portfolio
                                             -------------------- ------------------
Assets:
Investments, at market value ...............   $1,534,166,964       $545,858,756
Cash .......................................          645,528          9,435,419
Receivable for:
 Dividends and interest ....................          134,200            264,046
 Investments sold ..........................           71,728          1,372,455
 Fund shares sold ..........................          239,381                 --
 Recoverable foreign taxes .................              787             29,501
Gross unrealized gain on forward foreign
 currency exchange contracts ...............               --                 --
                                               --------------       ------------
                                                1,535,258,588        556,960,177
                                               --------------       ------------
Liabilities:
Payable for:
 Investments purchased .....................               --          2,458,465
 Fund shares redeemed ......................        2,319,002            707,552
Due to custodian ...........................               --                 --
Administrative services fees payable .......          152,739             67,237
Advisory fees payable ......................          784,930            312,591
                                               --------------       ------------
   Total Liabilities .......................        3,256,671          3,545,845
                                               --------------       ------------
NET ASSETS .................................   $1,532,001,917       $553,414,332
                                               ==============       ============
Net assets represented by:
Paid-in Capital ............................   $  800,120,804       $360,230,684
Net unrealized gain on investments and
 foreign currency related translations .....      716,502,901        151,168,650
Undistributed net investment income
 (distribution in excess) ..................               --                 --
Accumulated net realized gain
 on investments ............................       15,378,212         42,014,998
                                               --------------       ------------
NET ASSETS .................................   $1,532,001,917       $553,414,332
                                               ==============       ============
Capital Shares, $.001 par value:
 Outstanding ...............................       18,495,276         37,444,138
 Net Assets ................................   $1,532,001,917       $553,414,332
 Net Asset Value, offering and
 redemption price per share (net
 assets divided by shares outstanding) .....   $        82.83       $      14.78
Cost of investments ........................   $  817,664,008       $394,688,099



                                                  MFS Value      Scudder International   T. Rowe Price Growth
                                              Equity Portfolio      Growth Portfolio       Equity Portfolio
                                             -----------------   --------------------- ----------------------
Assets:
Investments, at market value ...............   $ 319,142,093        $  688,273,166          $  683,714,230
Cash .......................................         231,125            15,477,422              19,441,343
Receivable for:
 Dividends and interest ....................         111,373               251,479                 488,175
 Investments sold ..........................       7,222,903             4,189,103               2,325,420
 Fund shares sold ..........................           1,443               482,975                  36,786
 Recoverable foreign taxes .................           7,868               350,554                  25,838
Gross unrealized gain on forward foreign
 currency exchange contracts ...............           2,993                    --                      --
                                               -------------        --------------          --------------
                                                 326,719,798           709,024,699             706,031,792
                                               -------------        --------------          --------------
Liabilities:
Payable for:
 Investments purchased .....................       3,106,238                    --               1,125,275
 Fund shares redeemed ......................          50,885                60,198               1,019,794
Due to custodian ...........................         275,696             3,411,342                      --
Administrative services fees payable .......          63,228               110,865                  86,643
Advisory fees payable ......................         164,394               443,460                 346,573
                                               -------------        --------------          --------------
   Total Liabilities .......................       3,660,441             4,025,865               2,578,285
                                               -------------        --------------          --------------
NET ASSETS .................................   $ 323,059,357        $  704,998,834          $  703,453,507
                                               =============        ==============          ==============
Net assets represented by:
Paid-in Capital ............................   $ 188,612,731        $  387,490,473          $  473,671,194
Net unrealized gain on investments and
 foreign currency related translations .....      73,528,981           255,562,477             171,109,449
Undistributed net investment income
 (distribution in excess) ..................          (2,993)            3,156,561               1,822,326
Accumulated net realized gain
 on investments ............................      60,920,638            58,789,323              56,850,538
                                               -------------        --------------          --------------
NET ASSETS .................................   $ 323,059,357        $  704,998,834          $  703,453,507
                                               =============        ==============          ==============
Capital Shares, $.001 par value:
 Outstanding ...............................       5,898,203            27,661,881              10,657,664
 Net Assets ................................   $ 323,059,357        $  704,998,834          $  703,453,507
 Net Asset Value, offering and
 redemption price per share (net
 assets divided by shares outstanding) .....   $       54.77        $        25.49          $        66.00
Cost of investments ........................   $ 245,614,389        $  432,693,797          $  512,603,614

38  See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Operations
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                                   MFS Emerging        MFS Research
                                                Equities Portfolio   Growth Portfolio
                                               -------------------- ------------------
Investment Income:
 Dividends ...................................     $    985,408        $  3,858,529
 Interest ....................................          175,434             256,036
                                                   ------------        ------------
                                                      1,160,842           4,114,565
Foreign taxes withheld on dividends ..........           (2,242)            (35,615)
                                                   ------------        ------------
   Total investment income ...................        1,158,600           4,078,950
                                                   ------------        ------------
Investment Expenses:
Investment advisory fee ......................       (7,639,150)         (3,464,967)
Administrative services fees .................       (1,477,831)           (743,001)
                                                   ------------        ------------
   Total expenses ............................       (9,116,981)         (4,207,968)
                                                   ------------        ------------
Net investment income (loss) .................       (7,958,381)           (129,018)
                                                   ------------        ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
 Sales of investments ........................       22,016,644          56,756,790
 Futures, foreign currency and forward
  foreign currency exchange contracts ........           (8,192)           (128,593)
                                                   ------------        ------------
 Net realized gain (loss) on investments,
  futures, foreign currency and forward
  foreign currency exchange contracts ........       22,008,452          56,628,197
                                                   ------------        ------------
Net change in unrealized gain (loss) on:
 Investments .................................      503,775,500          54,021,549
 Futures, foreign currency and forward
  foreign currency exchange contracts ........              (49)             (1,539)
                                                   ------------        ------------
  Net change in unrealized gain (loss)
   on investments, futures, foreign
   currency and forward foreign
   currency exchange contracts ...............      503,775,451          54,020,010
                                                   ------------        ------------
Net realized and change in unrealized gain
 on investments, futures, foreign currency
 and forward foreign currency exchange
 contracts ...................................      525,783,903         110,648,207
                                                   ------------        ------------
Net increase in net assets resulting from
 operations ..................................     $517,825,522        $110,519,189
                                                   ============        ============

                                                    MFS Value      Scudder International   T. Rowe Price Growth
                                                Equity Portfolio      Growth Portfolio       Equity Portfolio
                                               ------------------ ----------------------- ----------------------
Investment Income:
 Dividends ...................................    $  1,514,250         $  9,242,505            $  5,571,033
 Interest ....................................         181,763              533,580               1,238,797
                                                  ------------         ------------            ------------
                                                     1,696,013            9,776,085               6,809,830
Foreign taxes withheld on dividends ..........         (45,570)          (1,259,245)               (151,084)
                                                  ------------         ------------            ------------
   Total investment income ...................       1,650,443            8,516,840               6,658,746
                                                  ------------         ------------            ------------
Investment Expenses:
Investment advisory fee ......................      (1,522,602)          (4,015,403)             (3,812,815)
Administrative services fees .................        (585,618)          (1,003,850)               (953,603)
                                                  ------------         ------------            ------------
   Total expenses ............................      (2,108,220)          (5,019,253)             (4,766,418)
                                                  ------------         ------------            ------------
Net investment income (loss) .................        (457,777)           3,497,587               1,892,328
                                                  ------------         ------------            ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
 Sales of investments ........................      61,821,077           58,789,327              59,006,927
 Futures, foreign currency and forward
  foreign currency exchange contracts ........        (773,034)          (2,356,081)                (69,138)
                                                  ------------         ------------            ------------
 Net realized gain (loss) on investments,
  futures, foreign currency and forward
  foreign currency exchange contracts ........      61,048,043           56,433,246              58,937,789
                                                  ------------         ------------            ------------
Net change in unrealized gain (loss) on:
 Investments .................................      41,001,776          199,460,721              71,671,097
 Futures, foreign currency and forward
  foreign currency exchange contracts ........          59,812            1,953,486                   1,140
                                                  ------------         ------------            ------------
  Net change in unrealized gain (loss)
   on investments, futures, foreign
   currency and forward foreign
   currency exchange contracts ...............      41,061,588          201,414,207              71,672,237
                                                  ------------         ------------            ------------
Net realized and change in unrealized gain
 on investments, futures, foreign currency
 and forward foreign currency exchange
 contracts ...................................     102,109,631          257,847,453             130,610,026
                                                  ------------         ------------            ------------
Net increase in net assets resulting from
 operations ..................................    $101,651,854         $261,345,040            $132,502,354
                                                  ============         ============            ============

                                          See Notes to Financial Statements.  39

Portfolio Partners, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                   MFS Emerging         MFS Emerging
                                                Equities Portfolio   Equities Portfolio
                                                    Year Ended           Year Ended
                                                 December 31, 1999    December 31, 1998
                                               -------------------- --------------------
From Operations:
Net investment income (loss) .................    $   (7,958,381)      $   (4,000,456)
Net realized gain (loss) on investments,
 futures, foreign currency and forward
 foreign currency exchange contracts .........        22,008,452           17,886,341
Net change in unrealized gain (loss) on
 investments, futures, foreign currency,
 and forward foreign currency exchange
 contracts ...................................       503,775,451          221,647,960
                                                  --------------       --------------
Net increase in net assets resulting from
 operations ..................................       517,825,522          235,533,845
                                                  --------------       --------------
Distributions to Shareholders From:
 Net investment income .......................                --           (2,021,457)
 Net realized gain on sale of investments            (11,777,873)            (586,890)
                                                  --------------       --------------
 Total distributions .........................       (11,777,873)          (2,608,347)
                                                  --------------       --------------
Fund Share Transactions:
 Proceeds from shares sold ...................       214,534,039          250,995,803
 Payments for shares redeemed ................      (269,397,945)        (185,597,540)
  Net Asset Value of shares issued in
   reinvestment of dividends and
   distributions .............................        11,777,873            2,608,347
                                                  --------------       --------------
   Net increase (decrease) in net
    assets from fund share
    transactions .............................       (43,086,033)          68,006,610
                                                  --------------       --------------
 Change in net assets ........................       462,961,616          300,932,108
Net Assets:
 Beginning of year ...........................     1,069,040,301          768,108,193
                                                  --------------       --------------
 End of year .................................    $1,532,001,917       $1,069,040,301
                                                  ==============       ==============
 End of period net assets includes
  undistributed net investment income
  (distribution in excess) ...................    $           --       $           --
                                                  ==============       ==============
Share Transactions:
 Number of shares sold .......................         3,549,758            5,160,626
 Number of shares issued through
  reinvestment of dividends and
  distributions ..............................           182,151               64,245
 Number of redeemed ..........................        (4,518,790)          (3,842,650)
                                                  --------------       --------------
  Net increase (decrease) ....................          (786,881)           1,382,221
                                                  ==============       ==============

                                                   MFS Research        MFS Research         MFS Value
                                                 Growth Portfolio    Growth Portfolio   Equity Portfolio
                                                    Year Ended          Year Ended         Year Ended
                                                December 31, 1999   December 31, 1998   December 31, 1999
                                               ------------------- ------------------- ------------------
From Operations:
Net investment income (loss) .................    $    (129,018)      $   1,005,420      $    (457,777)
Net realized gain (loss) on investments,
 futures, foreign currency and forward
 foreign currency exchange contracts .........       56,628,197         (10,117,749)        61,048,043
Net change in unrealized gain (loss) on
 investments, futures, foreign currency,
 and forward foreign currency exchange
 contracts ...................................       54,020,010          99,935,450         41,061,588
                                                  -------------       -------------      -------------
Net increase in net assets resulting from
 operations ..................................      110,519,189          90,823,121        101,651,854
                                                  -------------       -------------      -------------
Distributions to Shareholders From:
 Net investment income .......................         (989,272)           (103,709)          (279,096)
 Net realized gain on sale of investments                    --                  --         (6,519,684)
                                                  -------------       -------------      -------------
 Total distributions .........................         (989,272)           (103,709)        (6,798,780)
                                                  -------------       -------------      -------------
Fund Share Transactions:
 Proceeds from shares sold ...................       30,056,736          86,437,903         45,080,345
 Payments for shares redeemed ................      (78,698,870)        (85,271,880)       (18,599,149)
  Net Asset Value of shares issued in
   reinvestment of dividends and
   distributions .............................          989,272             103,709          6,798,780
                                                  -------------       -------------      -------------
   Net increase (decrease) in net
    assets from fund share
    transactions .............................      (47,652,862)          1,269,732         33,279,976
                                                  -------------       -------------      -------------
 Change in net assets ........................       61,877,055          91,989,144        128,133,050
Net Assets:
 Beginning of year ...........................      491,537,277         399,548,133        194,926,307
                                                  -------------       -------------      -------------
 End of year .................................    $ 553,414,332       $ 491,537,277      $ 323,059,357
                                                  =============       =============      =============
 End of period net assets includes
  undistributed net investment income
  (distribution in excess) ...................    $          --       $     982,830      $      (2,993)
                                                  =============       =============      =============
Share Transactions:
 Number of shares sold .......................        2,414,242           7,942,884          1,023,579
 Number of shares issued through
  reinvestment of dividends and
  distributions ..............................           78,020              10,960            155,757
 Number of redeemed ..........................       (6,232,711)         (7,914,947)          (429,302)
                                                  -------------       -------------      -------------
  Net increase (decrease) ....................       (3,740,449)             38,897            750,034
                                                  =============       =============      =============

40  See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         Scudder
                                                    MFS Value         International
                                                 Equity Portfolio    Growth Portfolio
                                                    Year Ended          Year Ended
                                                December 31, 1998   December 31, 1999
                                               ------------------- -------------------
From Operations:
Net investment income ........................    $     284,725      $     3,497,587
Net realized gain on investments, futures,
 foreign currency and forward foreign
 currency exchange contracts .................        7,051,170           56,433,246
Net change in unrealized gain on
 investments, futures, foreign currency,
 and forward foreign currency exchange
 contracts ...................................       30,600,702          201,414,207
                                                  -------------      ---------------
Net increase in net assets resulting from
 operations ..................................       37,936,597          261,345,040
                                                  -------------      ---------------
Distributions to Shareholders From:
 Net investment income .......................         (227,718)            (613,395)
 Net realized gain on sale of investments                    --          (20,847,850)
                                                  -------------      ---------------
 Total distributions .........................         (227,718)         (21,461,245)
                                                  -------------      ---------------
Fund Share Transactions:
 Proceeds from shares sold ...................       43,067,470          613,938,289
 Payments for shares redeemed ................      (20,585,921)        (602,935,931)
  Net Asset Value of shares issued in
   reinvestment of dividends and
   distributions .............................          227,718           21,461,245
                                                  -------------      ---------------
   Net increase (decrease) in net
    assets from fund share
    transactions .............................       22,709,267           32,463,603
                                                  -------------      ---------------
 Change in net assets ........................       60,418,146          272,347,398
Net Assets:
 Beginning of year ...........................      134,508,161          432,651,436
                                                  -------------      ---------------
 End of year .................................    $ 194,926,307      $   704,998,834
                                                  =============      ===============
 End of period net assets includes
   undistributed net investment income            $     279,417      $     3,156,561
                                                  =============      ===============
Share Transactions:
 Number of shares sold .......................        1,270,214           31,850,222
 Number of shares issued through
  reinvestment of dividends and
  distributions ..............................            7,706            1,072,527
 Number of redeemed ..........................         (627,340)         (31,077,566)
                                                  -------------      ---------------
  Net increase (decrease) ....................          650,580            1,845,183
                                                  =============      ===============

                                                     Scudder          T. Rowe Price       T. Rowe Price
                                                  International       Growth Equity       Growth Equity
                                                 Growth Portfolio       Portfolio           Portfolio
                                                    Year Ended          Year Ended         Year Ended
                                                December 31, 1998   December 31, 1999   December 31, 1998
                                               ------------------- ------------------- ------------------
From Operations:
Net investment income ........................   $     3,443,559      $   1,892,328      $   2,862,092
Net realized gain on investments, futures,
 foreign currency and forward foreign
 currency exchange contracts .................        20,717,196         58,937,789         10,771,577
Net change in unrealized gain on
 investments, futures, foreign currency,
 and forward foreign currency exchange
 contracts ...................................        48,292,548         71,672,237         94,370,040
                                                 ---------------      -------------      -------------
Net increase in net assets resulting from
 operations ..................................        72,453,303        132,502,354        108,003,709
                                                 ---------------      -------------      -------------
Distributions to Shareholders From:
 Net investment income .......................          (766,921)        (2,833,451)        (1,582,874)
 Net realized gain on sale of investments                     --        (12,820,097)          (884,317)
                                                 ---------------      -------------      -------------
 Total distributions .........................          (766,921)       (15,653,548)        (2,467,191)
                                                 ---------------      -------------      -------------
Fund Share Transactions:
 Proceeds from shares sold ...................       414,815,500        144,856,110         66,543,519
 Payments for shares redeemed ................      (432,817,544)       (95,388,470)       (24,257,325)
  Net Asset Value of shares issued in
   reinvestment of dividends and
   distributions .............................           766,921         15,653,548          2,467,191
                                                 ---------------      -------------      -------------
   Net increase (decrease) in net
    assets from fund share
    transactions .............................       (17,235,123)        65,121,188         44,753,385
                                                 ---------------      -------------      -------------
 Change in net assets ........................        54,451,259        181,969,994        150,289,903
Net Assets:
 Beginning of year ...........................       378,200,177        521,483,513        371,193,610
                                                 ---------------      -------------      -------------
 End of year .................................   $   432,651,436      $ 703,453,507      $ 521,483,513
                                                 ===============      =============      =============
 End of period net assets includes
   undistributed net investment income           $     2,628,450      $   1,822,326      $   1,804,047
                                                 ===============      =============      =============
Share Transactions:
 Number of shares sold .......................        26,173,168          2,595,078          1,372,441
 Number of shares issued through
  reinvestment of dividends and
  distributions ..............................            50,488            271,386             56,598
 Number of redeemed ..........................       (27,235,224)        (1,636,888)          (513,020)
                                                 ---------------      -------------      -------------
  Net increase (decrease) ....................        (1,011,568)         1,229,576            916,019
                                                 ===============      =============      =============

                                          See Notes to Financial Statements.  41

Portfolio Partners, Inc.
Notes to Financial Statements
December 31, 1999
--------------------------------------------------------------------------------

1. Organization

Aetna Life Insurance and Annuity Company ("Aetna") created Portfolio Partners, Inc. (the "Company") to serve as an investment option underlying Aetna's variable insurance products. The Company is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Company currently consists of five diversified Portfolios: MFS Emerging Equities Portfolio ("MFS Emerging Equities"), MFS Research Growth Portfolio ("MFS Research Growth"), MFS Value Equity Portfolio ("MFS Value Equity"), Scudder International Growth Portfolio ("Scudder International Growth") and T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"). Aetna serves as the Investment Advisor and the principal underwriter to each Portfolio. Massachusetts Financial Services ("MFS") serves as sub-advisor to MFS Emerging Equities, MFS Research Growth and MFS Value Equity. Scudder Kemper Investments, Inc. ("Scudder") serves as sub-advisor to Scudder International Growth and T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-advisor to
T. Rowe Price Growth Equity. Shares of each Portfolio were first made available to the public on November 28, 1997.

The following is a brief description of each Portfolio's investment objective:

MFS Emerging Equities seeks to provide long-term growth of capital;

MFS Research Growth seeks long-term growth of capital and future income;

MFS Value Equity seeks capital appreciation;

Scudder International Growth seeks long-term growth of capital; and

T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, increasing dividend income.

2. Summary of Significant Accounting Policies

A. Valuation of Investments

     The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over-the-counter are valued at the last sale price or at the last bid price if there has been no sale that day. Short-term debt securities that have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker that is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

     Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

     The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

B. Option Contracts

     MFS Emerging Equities, MFS Value Equity, Scudder International Growth, and
T. Rowe Price Growth Equity may invest in put and call options (MFS Emerging Equities, MFS Value Equity and T. Rowe Price Growth may not invest more than 5% of their total assets in premiums for these options). MFS Emerging Equities, MFS Value Equity and Scudder International Growth may write or sell calls on securities only if the calls are covered.

--------------------------------------------------------------------------------

     Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

     The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

     The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. Futures and Forward Foreign Currency Exchange Contracts

     MFS Research Growth may not purchase futures or options on futures and securities. Scudder International Growth may enter into futures and options on futures contracts for hedging purposes only. MFS Emerging Equities and the MFS Value Equity may enter into future contracts if, immediately thereafter, the value of securities and other underlying obligations does not exceed 50% of total assets of the Portfolio. T. Rowe Price Growth Equity may enter into futures contracts to the extent that the value of securities and other underlying obligations does not exceed 100% of total assets of the Portfolio.

     A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios sell futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may purchase futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

     Upon entering into a futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. The amounts are recorded by the Portfolio as unrealized gain/loss.

     When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts held by the Portfolios are closed prior to expiration.

     A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets or liabilities. Contracts are recorded at market value and marked-to-market daily.

     The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts.

     Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

     Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in Note 6 of the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. Illiquid and Restricted Securities

     Illiquid securities are securities that are not readily marketable. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may invest up to 15% of its net assets in illiquid securities.

Portfolio Partners, Inc.
Notes to Financial Statements
December 31, 1999 (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

     Each Portfolio may also purchase restricted securities, securities not registered under the Securities Act of 1933 (the "1933 Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. Investment in restricted securities is subject to each portfolio's limit on illiquid securities.

     Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, restricted securities are valued based upon their fair value determined under procedures approved by the Board of Directors.

E. Delayed Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Portfolios' schedule of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. A Portfolio will segregate assets at its custodian in an amount equal to the market value of securities purchased on a when-issued or delayed delivery basis.

F. Federal Income Taxes

As qualified regulated investment companies, the Portfolios are relieved of federal income and excise taxes by distributing substantially all of their net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Therefore, no provision for income taxes has been made in the accompanying financial statements.

G. Distributions

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

H. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. Investment Advisory and Administrative Service Agreements

Each Portfolio pays the Investment Advisor an annual fee expressed as a percentage of its average daily net assets. As certain of the Portfolios' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Portfolios' investment advisory fee ranges and the effective rates for the year ended December 31, 1999:

                                            Fee Range    Effective Rate
                                       --------------   ---------------
      MFS Emerging Equities             .70%-.65%           .67%
      MFS Research Growth               .70%-.65%           .70%
      MFS Value Equity                     .65%             .65%
      Scudder International Growth         .80%             .80%
      T. Rowe Price Growth Equity          .60%             .60%

Under the terms of separate Subadvisory Agreements between the Investment Advisor and each subadvisor, each subadvisor is responsible for the investment and reinvestment of cash and securities for each Portfolio in exchange for fees payable by the Investment Advisor, which are expressed as a percentage of the average daily net assets of each Portfolio. For the year ended ended December 31, 1999, the Investment Advisor paid MFS $6,282,714 for MFS Emerging Equities, MFS Research Growth, and MFS Value Equity, paid Scudder Kemper Investments $1,978,275 for Scudder International Growth, and paid T. Rowe $2,508,647 for T. Rowe Price Growth Equity in accordance with the terms of each agreement.

--------------------------------------------------------------------------------

Under an Administrative Services Agreement between the Company and Aetna, Aetna provides all administrative services necessary for the Company's operations and is responsible for the supervision of the Company's other service providers. Aetna also assumes all ordinary recurring direct costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, Aetna receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:


Portfolio                                       Rate
-------------------------------------------- ----------
      MFS Emerging Equities ................     0.13%
      MFS Research Growth ..................     0.15%
      MFS Value Equity .....................     0.25%
      Scudder International Growth .........     0.20%
      T. Rowe Price Growth Equity ..........     0.15%

Each Portfolio's aggregate expenses are limited to the advisory and administrative service fees disclosed above. Aetna has agreed to reimburse the Portfolios for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of each Portfolio's expenses will not exceed the combined investment advisory and administrative service fee rates shown above.

4. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1999 were:

                                       Cost of Purchases  Proceeds from Sales
                                     ------------------- --------------------
      MFS Emerging Equities              $114,361,456        $140,771,828
      MFS Research Growth                 425,029,065         481,068,961
      MFS Value Equity                    428,979,340         399,395,500
      Scudder International Growth        424,377,654         410,173,629
      T. Rowe Price Growth Equity         445,171,171         382,096,315

5. Capital Loss Carryforwards

At December 31, 1997, for federal income tax purposes, the Portfolios had the following capital loss carryforwards:

                              Capital Loss     Year of
Portfolio                     Carryforward  Expiration
--------------------------- -------------- -----------
  MFS Research Growth         $4,589,027       2005
  MFS Research Growth          8,906,249       2006

--------------------------------------------------------------------------------
The Board of Directors will not distribute any realized capital gains until the above capital loss carryforwards have been used to offset future capital gains or until they expire.

Portfolio Partners, Inc.
Notes to Financial Statements
December 31, 1999 (continued)
--------------------------------------------------------------------------------

6. Forward Foreign Currency Exchange Contracts

At December 31, 1999, MFS Value Equity had open forward foreign currency exchange contracts that obligate MFS Value Equity to deliver or receive currencies at specified future dates. The net unrealized gain of $2,993 on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

MFS Value Equity


                                  Foreign Currency         U.S. Dollar        U.S. Dollar Value      Gross Unrealized
Currency and Exchange Date      Units Purchased/Sold     Proceeds/Costs     at December 31, 1999       Gain (Loss)
----------------------------   ----------------------   ----------------   ----------------------   -----------------
Purchase Contracts
Euro, 1/3/00                            119,026            $  119,829            $  119,809              $  (20)
Euro, 1/4/00                            302,925               304,221               304,941                 720
Euro, 1/5/00                              1,448                 1,458                 1,458                   0
Sale Contracts
Euro, 1/3/00                            185,667               186,921               186,889                  32
Euro, 1/31/00                         1,072,993             1,084,622             1,082,361               2,261

7. Authorized Capital Shares

The Company is authorized to issue a total of 1.0 billion shares of common stock with a par value of $0.001 per share. The shares may be issued in series (i.e. portfolios) having separate assets and liabilities and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. Aetna utilizes the Portfolios as funding options for certain of their variable annuities and variable life separate accounts. At December 31, 1999, Aetna owned all shares of beneficial interest of the Portfolios.

8. Certain Reclassifications

In accordance with generally accepted accounting principles, the following reclassifications were made in order to present the Portfolios' capital accounts on a tax basis. These reclassifications have no impact on the net asset value of the Portfolios.

                                                                                      Accumulated
                                                                                     Net Realized
                                                           Undistributed Net          Gain/(Loss)
                                    Paid-in Capital        Investment Income        on Investments
                                  Increase/(Decrease)     Increase/(Decrease)     Increase/(Decrease)
                                 ---------------------   ---------------------   --------------------
MFS Emerging Equities                  (1,343,067)              7,958,381             (6,615,314)
MFS Research Growth                      (264,353)                135,460                128,893
MFS Value Equity                               --                 454,463               (454,463)
Scudder International Growth                   --              (2,356,081)             2,356,081
T. Rowe Price Growth Equity                    --                 959,402               (959,402)

                          Independent Auditors' Report


To the Board of Directors and Shareholders
Portfolio Partners, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of MFS Emerging Equities Portfolio, MFS Research Growth Portfolio, MFS Value Equity Portfolio, Scudder International Growth Portfolio, and T. Rowe Price Growth Equity Portfolio, series of Portfolio Partners, Inc. (the Portfolios), as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the two-year period then ended and the period from November 28, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and the period from November 28, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.


/s/ KPMG LLP>


Boston, Massachusetts
February 4, 2000